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                                                                  Exhibit 99.191


CIGMOD
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                                                                 TRAINING MANUAL
                                                                    January 1997

















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SYSTEMATIC SOLUTIONS, INC.                         POLICY ASSESSMENT CORP.
534 E. DAYTON-YELLOW SPRINGS RD.                       14604 WEST 62ND PLACE
FAIRBORN, OHIO 45324                                  ARVADA, COLORADO  80004
(937) 878-8603                                    (303) 467-3566

WELCOME TO CIGMOD .........................................................      1


THE COMPETITIVE INDUSTRY GAMING MODEL .....................................      1

  THE PHASES ..............................................................      1
    Transitional Market ...................................................      1
    Massive Restructuring .................................................      1
    System Divestiture ....................................................      1
    Market Gaming .........................................................      2
    Re-Regulation .........................................................      2
    Industry Consolidation ................................................      3
  THE CIGMOD PLAYERS ......................................................      3
  THE MARKET ..............................................................      3
  THE RETAIL COMPANIES ....................................................      3
  THE GENERATION COMPANIES ................................................      4
  THE REGULATORY COMMISSION ...............................................      5

HOW TO PLAY CIGMOD ........................................................      5

  TIPS FOR NEW PLAYERS ....................................................      6
  TIPS FOR THE RETAIL COMPANY .............................................      6
  CALCULATING WHAT YOU NEED TO BUY ........................................      6
  NEGOTIATING YOUR CONTRACTS ..............................................      6
  ESTIMATING THE CAPACITY FACTOR OF A CONTRACT ............................      7
  ESTIMATING THE PER UNIT COST OF CONTRACT POWER ..........................      8
  PRICING RETAIL POWER ....................................................      9
  CHECKING YOUR PROGRESS ..................................................      9
  TIPS FOR THE GENERATION COMPANY .........................................     10
  HOW MUCH CAPACITY DO YOU HAVE? ..........................................     10
  WHAT DO YOU WANT TO SELL IT FOR? ........................................     10
  SAMPLE CALCULATION FOR DETERMINING PROFIT OBJECTIVES ....................     11
  DO YOU WANT TO BUILD MORE GENERATION? ...................................     12
  CHECKING YOUR PROGRESS ..................................................     13

RETAIL COMPANY ACTIONS - UNDERSTANDING AND USING FORMS ....................     14

  FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT .........................     14
  FORM 2 - TRENDED DIRECT ACCESS OR CFD CAPACITY CONTRACT .................     15
  FORM R3 - RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY ..................     16
  FORM R4 - RETAIL COMPANY RETAIL PRICE STRATEGIES ........................     17
  FORM R5 - RETAIL COMPANY ADVERTISING BUDGET .............................     18
  FORM R6 - RETAIL COMPANY MERGER .........................................     19
  FORM R7- RETAIL COMPANY ACQUISITIONS ....................................     19
  FORM R8 - RETAIL COMPANY HOSTILE TAKE OVER ..............................     20
  FORM R9 - RETAIL COMPANY FINANCIAL REORGANIZATION .......................     21
  FORM R10 - RETAIL COMPANY MODIFY DIVIDEND RATE ..........................     21
  FORM R11- RETAIL COMPANY MODIFY DEBT/EQUITY RATIO .......................     22
  FORM R12 - RETAIL COMPANY CASH TRANSFER .................................     22
  FORM R 13 - RETAIL COMPANY DIRECT ACCESS BILLING STRATEGY ...............     24
  FORM R14 - RETAIL COMPANY TAKE OVER STRATEGY ............................     26
  FORM R15 - RETAIL COMPANY CONTRACT CANCELLATION .........................     27
  FORM R16 - RETAIL COMPANY PLAYER STATUS ADJUSTMENT ......................     28

RETAIL COMPANY REPORTS ....................................................     29

  TABLE R1:  RETAIL ENERGY COMPANY FORECAST ...............................     29
  TABLE R2:  RETAIL ENERGY COMPANY STATEMENT OF INCOME AND FINANCE ........     30
  TABLE R3:  RETAIL ENERGY COMPANY PURCHASES AND COSTS ....................     33
  TABLE R4:  RETAIL ENERGY COMPANY CONTRACT INFORMATION ...................     35
  TABLE R5:  RETAIL ENERGY COMPANY PRICES .................................     37
  TABLE R6:  RETAIL ENERGY COMPANY SALES ..................................     39
  TABLE R7:  RETAIL ENERGY COMPANY PERFORMANCE MEASURES ...................     41
  TABLE R8:  SYSTEM ENERGY BALANCE ........................................     43
  TABLE R9:  RETAIL ENERGY COMPANY COST PERFORMANCE DETAILS ...............     45
  Table R9:  Retail Energy Company Cost Performance Details for 1999, DARW      45
  TABLE R10: SYSTEM CAPACITY MARGIN .......................................     47

GENERATION COMPANY ACTIONS - UNDERSTANDING AND USING FORMS ................     48

  FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT..........................     48
  FORM 2 - TRENDED ELECTRIC CAPACITY CONTRACT..............................     50
  FORM G3 - GENERATION COMPANY CAPACITY EXPANSION STRATEGIES...............     51
  FORM G4 - GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES..............     53
  FORM G5 - GENERATION COMPANY PLANT RETIREMENTS...........................     55
  FORM G6 - THE GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES.........     56
  FORM G7 - GENERATION COMPANY MERGER S....................................     57
  FORM G8 - GENERATION COMPANY ACQUISITION.................................     57
  FORM G9 - GENERATION COMPANY HOSTILE TAKE OVER...........................     58
  FORM G10 - GENERATION COMPANY FINANCIAL REORGANIZATION...................     59
  FORM G11 - GENERATION COMPANY MODIFY DIVIDEND RATE.......................     60
  FORM G12 - GENERATION COMPANY MODIFY DEBT/EQUITY RATIO...................     60
  FORM G13 - GENERATION COMPANY CASH TRANSFER..............................     61
  FORM G14 - GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES..     62
  FORM G15 - THE GENERATION COMPANY DIRECT ACCESS BILLING STRATEGY.........     63
  FORM G16 - GENERATION COMPANY BUY/SELL CAPACITY..........................     65
  FORM G17 - GENERATION COMPANY CANCEL CONSTRUCTION........................     66
  FORM G18 - GENERATION COMPANY TAKE OVER STRATEGY.........................     67
  FORM G19 - GENERATION COMPANY PLAYER STATUS ADJUSTMENT...................     67
  FORM G20 - TRANSMISSION CONSTRAINTS......................................     68

GENERATING COMPANY REPORTS.................................................     70

  TABLE G1:  GENERATION COMPANY CAPACITY REQUIREMENT STATEMENT (MW) .......     70
  TABLE G2:  GENERATION COMPANY STATEMENT OF INCOME AND FINANCE ...........     71
  TABLE G3:  GENERATION COMPANY DIRECT ACCESS OR CFD SALES AND REVENUES ...     73
  TABLE G4:  GENERATION COMPANY CONTRACT INFORMATION ......................     75
  TABLE G5:  GENERATION COMPANY CAPACITY COSTS ............................     77
  TABLE G6:  GENERATING COMPANY CAPACITY UNDER CONSTRUCTION ...............     79
  TABLE G7:  GENERATING COMPANY GENERATION COSTS ..........................     80
  TABLE G8:  GENERATING COMPANY GENERATION BALANCE ........................     82
  TABLE G9:  SPOT MARKET SALES AND REVENUE ................................     84
  TABLE G10:  GENERATING COMPANY PERFORMANCE MEASURES .....................     86
  TABLE G11:  REGION CAPACITY REQUIREMENT STATEMENT (MW) ..................     88
  TABLE G12:  REGIONAL GENERATION BALANCE .................................     89
  TABLE G13:  REGIONAL CAPACITY MARGINS ...................................     91
  TABLE G14:  UNIT COST SUMMARY ...........................................     93
  TABLE G15:  TRANSMISSION CONSTRAINTS ....................................     96

                                WELCOME TO CIGMOD

                      THE COMPETITIVE INDUSTRY GAMING MODEL

During the next few hours you will assume one or more of the new roles in the electric industry marketplace - that of unregulated generator, a regulated or unregulated retail company or an independent power producer. The challenge will be to survive and even thrive in the new competitive market by understanding how to make contracts, build plants, and merge with other companies.

The transition to a deregulated electric utility market is a messy one - with many transitional steps occurring simultaneously. Your task will be to manage these steps to put your company in a profitable position. We identify six phases of the deregulation process and believe that CIGMOD can help you learn to "play through" the phases successfully.

THE PHASES

The six phases identified are: Transitional Market, Massive Restructuring, System Divestiture, Market Gaming, Re-regulation, and Industry Consolidation.

TRANSITIONAL MARKET

The transition phase of utility deregulation corresponds to an attempt at "giving" up control while controlling the consequences. Ultimately the rules increase to the point where compliance becomes an overwhelming task. At this point, a collective solution that removes direct responsibility must come into being. For the utilities, this is the Independent System Operator (ISO). Learning to use an ISO is part of the CIGMOD experience.

MASSIVE RESTRUCTURING

Once any portion of the market place experiences the choices that competitive economics offer, all other portions of the market place demand the same treatment. Retail wheeling has little choice but to develop where economic imbalances are perceived as unjustified and then quickly spread wherever deregulation can gain a foothold. CIGMOD will give you experience working with different retail wheeling scenarios.

SYSTEM DIVESTITURE

Once deregulation achieves retail wheeling, conflicts among generation, marketing, transmission and distribution widen. Generation struggles in the market place every moment of every day. It has high risks and high potential gains. It has cash flow requirements to cover capacity financial burdens. It needs to over-book capacity to make sure that capacity will be utilized as fully as possible, knowing that it may be forced to go on the spot market itself to meet contract obligations. It needs to inform the transmission system of its intent without showing its hand to its competitors. It needs to build cash reserves to cope with "price wars" and "gaming mishaps." Because transmission is still


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regulated, it has "an obligation to serve" with minimal chance to earn significant returns. If transmission expansion is required, the assets and financial strength of the generation would be needed to secure investment funds and support the project. The final results would be more competitive pressures on the generator. This conflict of interest requires the two to severe all financial and legal ties.

In addition, the distribution portion of the utility experiences regulatory pressures to minimize cost. If marketing is part of distribution, it must find low cost suppliers to maximize its retail and wholesale market share. The associated generator would then need to negotiate contracts under competitive bids with other generators. The inside information that an associated distribution/marketing unit would have makes the negotiations problematic for the associated generator. Further, the distribution company may find the generation supply the transmission topology allows is more expensive than that from a CCGT plant it could build nearby on its own..

Finally, the generator would have advantage marketing its own power without the dependence on a "utility" marketing function serving its own interests, especially when the generator must also sell power in other markets outside its service area where it may be more competitive than "at home." Separating retail marketing from the now passive distribution function and providing "generation" its own independent marketing arm maximizes everyone's advantage. The pressures to divest overpower any arguments to resist. CIGMOD simulates this divestiture.

MARKET GAMING

Once the companies have divested, each company can utilize its individual capabilities to its best advantage. Because each entity has remnant features suitable only in the regulated environment, an incongruity of new purpose and old function occurs. Because each incongruity could pose a disadvantage, the "battle" is necessarily fought more on wit than power. And as with any battle, strategy and tactic guide progress and success. Whenever the choices of alternative courses of action depend on the actions of others, the "theory of games" applies. Hence there can be little doubt the transition will be a time of gaming. CIGMOD helps you devise winning strategies under a variety of potential assumptions about the future.

RE-REGULATION

Rules change only when economic or social pressure demand - whenever someone feels "unfairness" is the source of his or her critical problem. Gaming produces winners and losers. A slight tilt towards losing soon becomes a capsize as cash and resources drain away. Some players abuse their market power, and the victims demand safeguards. Some physical constraints or novel strategies may eventually overwhelm specific market mechanisms and regulatory intervention then becomes critical to avoid complete market failure. As the sides change and the strength of competitors ebb and wane, new problems arise along with new rationalizations to intervene. Eventually the system stabilizes when the effort to change the rules exceeds the loss from coping with existing rules. CIGMOD can be parameterized with different sets of rules.


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INDUSTRY CONSOLIDATION

Once the market recognizes the increase in certainty, participants would attempt to lock-in advantageous situations. Many generators would find themselves selling regularly to selected distribution companies, marketers, or customers. The economies from reducing uncertainty further or locking in sales force reintegration. The combined companies then have economies of scope. Because the impetus for re-regulation implies that many participants have reached the "end" of their gaming days, sweep-up acquisitions surge. A handful of national vertically integrated utilities form but many small market niche utilities continue in remote areas or in unique economic conditions. Transmission assets, having been the pawns of the transition, lose market value and a single national transmission company, probably with quasi-public ownership takes shape. The storm of deregulation has finally subsided. CIGMOD can simulate the possible surge in acquisitions and vertical integration.

THE CIGMOD PLAYERS

The CIGMOD players include retail companies and generation companies, independent power producers, and the regulatory commission all interacting in a single market. CIGMOD can be played with or without retail wheeling. If no retail wheeling is allowed, then the retail companies remain regulated. If retail wheeling is permitted then the industry is fully deregulated. Generally the first few games use regulated retail companies; as players gather more expertise, the additional complexities of retail wheeling are added.

THE MARKET

This version of CIGMOD simulates MAIN, MAPP and part of ECAR. The residential customers live in everything from high rise apartments to mobile homes, there is a wide variety of commercial establishments of all sizes and a large industrial sector that includes mining, heavy industry and high technology is spread throughout the service territories. The system as a whole is significantly summer peaking, a result of high saturations in electric air conditioning (and hot, humid summers). Winter heating requirements are met generally with natural gas; the electric utilities face stiff competition from aggressive natural gas companies in the area that actively compete for heating load.

THE RETAIL COMPANIES

In the absence of retail wheeling, the retail companies buy electricity from generation companies and sell electricity to the residential, commercial, and industrial customers within their service territory. The retail companies negotiate contracts with generation companies to buy electricity and obtain any remaining electricity on the spot market. The regulatory commission sets the prices (with generation/transmission cost-pass-through provisions) charged by the retail companies. Company performance is measured by reviewing negotiated prices and comparing them with historical prices. The decisions the players make include:

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1.    Entering contracts to buy power;
2.    Buying power from the spot market;
3.    Setting retail prices;
4.    Marketing and advertising to increase market share;
5.    Initiating mergers, acquisitions or hostile takeovers;
6.    Filing for financial reorganization;
7.    Changing the dividend payout ratio;
8.    Changing the debt/equity ratio;
9.    Creating a generation company.
10.   Participating in the power auction; and
11.   Canceling contracts to buy power

When retail wheeling is added, retail prices have reduced regulatory restrictions. CIGMOD provides additional information on sales to each service area. The magnitude, timing and acceptance of retail wheeling is set at the beginning of a CIGMOD game. Choosing to wheel is based on perceived price and non-price factors, including advertising. Parameters can be adjusted to make customers more or less susceptible to wheeling.

THE GENERATION COMPANIES

CIGMOD recognizes three types of generation companies: the generation companies that result from splitting the current utility companies, independent power producers (IPPs), and the "boundary" electric utility companies which may service distribution companies in the region. The first two types are fully modeled and are selected by players; the latter provides emergency power to the region if available capacity in the region becomes scarce. Electricity is always available - at a price. The default price for emergency power is set high, penalizing those who do not procure sufficient power.

The independent power producer starts the game with no assets, liabilities or capacity (unless IPPs exist at the beginning of the initial gaming period). The IPP does have the ability to raise money for the construction of generating capacity by issuing common stock and selling bonds. IPPs can build several types of plants including gas combined cycle units.

The generation companies earn money by generating and selling electricity. They enter into contracts with retail companies and construct new plants to fulfill these contracts.

They are required to meet their financial requirements by either selling bonds or common stock. The decisions which the players make include:

1.    Entering contracts to sell power;
2.    Beginning construction of new plants;
3.    Selling power to the spot market;
4.    Retiring generating capacity;
5.    Buying power from the spot market;
6.    Initiating mergers, acquisitions or hostile takeovers;
7.    Filing for financial reorganization;
8.    Changing the dividend payout ratio;
9.    Changing the debt/equity ratio;
10.   Participating in the power auction;
11.   Buying generating capacity from another generation company;
12.   Selling generating capacity to another generation company;
13.   Canceling a plant under construction;
14.   Canceling contracts to sell power; and
15.   Creating a retail energy company.

The plants generally constructed, natural gas plants, have a one year construction time. If you initiate a natural gas plant in 1996, it is built in 1996 and can be used in 1997.

THE REGULATORY COMMISSION

In the absence of retail wheeling, the regulatory commission has the responsibility of setting the pricing rules that the retail energy companies will follow to charge the residential, commercial, and industrial customers. It also determines the pricing and access rules for the distribution and transmission companies and the operation rules of energy brokers and operating companies. Regulated prices are based on the expenses, the rate base, and the cost of capital of the regulated companies. A one year regulatory "lag" rewards retail companies that lower costs in the regulated environment. Because prices will not be adjusted until the second year, cost savings during the first year of cost decreases accrue to the company and its stockholders.


                              HOW TO PLAY CIGMOD

To begin a game of CIGMOD players are divided into teams (generally 1-3 players per team) and each team selects a name and its role as retail company, generating company, independent power producer, or independent retail company. After this information is entered into the computer, the initial years are simulated and reports are produced for each team. After reviewing its reports, each team implements contracts and other policy options by filling out action forms and submitting the forms to the operator. The operator enters the data from the forms into the computer, executes another year of the simulation,

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and prints new reports for each team. This process is repeated until the end of the simulation period (generally the year 2015).

TIPS FOR NEW PLAYERS

CIGMOD simulates a complex set of interactions. The reports are designed to provide feedback on the results of your decisions. Therefore, you are encouraged to make decisions by signing contracts, building plants, etc., and then review the results of your actions. You will make mistakes, but from your mistakes you will learn about CIGMOD and gaming strategies in the new competitive electric industry.

TIPS FOR THE RETAIL COMPANY

Note that the demand forecasts include a 10% reserve margin. The retail companies need to guard against unexpected demand growth and inaccurate forecasts. You may wish to re-calculate your needs with a different reserve margin when you contract for power. Remember, any power you fail to contract for that you later need, will be satisfied with power from the spot market.

CALCULATING WHAT YOU NEED TO BUY

Table R1 contains an estimate of the amount of power in MW you need to purchase to satisfy you peak demand using a 10% reserve margin. You will generally want contracts with low capacity costs for your peaking demands and contracts with low energy costs for your baseload demands and R4 (Retail Company Contract Information).

After you determine how much and what kind of power you need, you need to know what you have under contract and how long these contracts last. To see a summary of your current contracts, look at retail report R1 (Retail Energy Company Forecast) under Capacity Under Contract.

NEGOTIATING YOUR CONTRACTS

In CIGMOD contracts are reservations for capacity and are given in MW. The energy taken in GWh will depend on the actual needs of the retail company. Therefore, the cost to the retail company for capacity payments is fixed by the contract; the energy costs are variable and will depend on the amount of energy taken.

Now you have to determine what you would be willing to pay for the new capacity. The best way to do this is to get some idea of what you paid for it in the past
- a benchmark for future negotiations with generators. Again, look at Table R4 (Retail Company Contract Information). Two sets of component costs are given - one is in mills (0.10 cents) per kWh and the other in $/kW. The average cost calculated in Table R4 is a per kWh measure and includes a portion of any capacity charges negotiated in the contract (and apportioned to all kWh) as well as the variable cost. Therefore, while the fixed and

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variable cost components of the generation remain the same through the life of the contract, the average cost may change as more or fewer kWh are purchased.

As you look over your previous contracts you will begin to get some idea of what you will be willing to pay for power in the future. You probably should try to use these numbers as ceiling prices - competition theoretically should make your prices fall. How far under these prices you can go is up to you and your negotiating skills.

Once you understand your needs and current contract costs you should talk to several generating companies to obtain price quotes for the power you need. The generating companies are generally anxious to sell power. The price quotes will contain capacity charges and energy charges; you will need to balance the capacity and energy charges to compare the generating company offers. The capacity charge reserves actual MW of generating capacity for your customers; the energy charge is a per kWh charge that covers variable costs (including fuel costs). The specific variable and capacity costs for each contract are listed in Table R4 (Retail Company Contract Information).

One way to compare the offers is to convert both prices to an average cost. To convert capacity and energy charges into a cost per kWh, you will need to estimate the expected capacity factor of the contract. The capacity factor of a contract is the amount of energy purchased divided by the maximum amount of energy which could be purchased. The capacity factors of your existing contracts are given on Table R4. You can estimate the expected capacity from each contract (see below) or use a "rule of thumb" of a capacity factor of 65%.

Another way to compare and negotiate prices is to force one of the numbers on the generating companies and make them compete on the other. For example, tell the generating companies you are willing to pay $100/kW, but would like to see alternative offers on the energy charges.

Given capacity costs are fixed and energy costs are variable, your decision on the best method to trade-off the two charges will become part of your strategy and part of what you will learn from CIGMOD. You are encourage to make several small to medium sized contracts, then review your reports and see the impact of each contract.

ESTIMATING THE CAPACITY FACTOR OF A CONTRACT

The amount of energy purchased from a contract depends on when it is "dispatched" by the retail company which in turn depends on the energy (variable) cost of the contract. The contracts with the lowest energy cost are dispatched first. If you negotiate a contract with an energy cost lower than any of your existing contracts, then its capacity factor will be high (possibly 100% indicating that you purchased power every hour of the year from this contract). If you negotiate a contract with energy costs higher than your existing contracts, then its capacity will be low (possibly zero indicating that you purchased no

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energy from this contract). If the energy cost is somewhere in the middle, then you would expect the capacity factor to be in the middle as well.

ESTIMATING THE PER UNIT COST OF CONTRACT POWER

Suppose you are offered a contract with a $300/kW capacity charge and 25 mills/kWh energy charge which you expect to have a 65% capacity factor. What would be the estimated average cost of power for this contract if you need 100 MW of capacity?

      Set up the known quantities:
            $300/kW CAPACITY CHARGE
            25 mills/kWh ENERGY CHARGE
            100 MW or 100,000 kW of CAPACITY NEEDED
            65% expected CAPACITY FACTOR
            8760 HOURS PER YEAR

      Determine the potential kWh of production from 100 MW (100,000 kW) contract if the capacity factor is 65%:.

            100,000*8760*.65=569,400,000 kWh

      569,400,000 kWh could be expected to be purchased from a 100 MW contract if the capacity factor is 65%.

      The capacity cost (cost of reserving this capacity) is $300 (per kW) times 100,000 kW or $30 million:

            $300*100,000 = $30,000,000.

      The energy cost is 25 mills ($0.025) per kWh times 569,400,000 kWh purchased or $14.235 million:.

            $0.025*569,400,000=$14,235,000

      The total cost of the contract is the capacity cost ($30,000,000) plus the energy cost ($14,235,000) or $44,235,000:.

            $30,000,000+$14,235,000 = $44,235,000

      The average cost per kWh is the total cost ($44,235,000) divided by the number of kWh purchased (569,400,000) or 78 mills ($0.078):

            $30,000,000/569,400,000 = $0.078 or 78 mills or 7.8 cents
            per kWh

      The capacity cost per kWh is the capacity cost $30,000,000 divided by the number of kWh purchased (569,400,000) or 53 mills/kWh ($0.053/kWh):

            $30,000,000/569,400,000=$0.053/kWh or 5.3 cents or 53
            mills/kWh.

      The average cost of power is equal to the energy cost of 25 mills/kWh plus the capacity cost of 53 mills/kWh or 78 mills/kWh:

      53 mills (capacity cost)+25 mills (energy costs)=78 mills/kWh or 7.8 cents/kWh.

PRICING RETAIL POWER

If no retail wheeling is taking place, then prices are determined in the regulatory arena and the retail company has no flexibility in its pricing. However, if retail wheeling is operating, the retail company must price its power competitively. The unit of power calculations performed above should give the retail company the minimum prices it can charge to generate sufficient revenue to cover all its costs. However, this is only a beginning; the minimum revenue figure may be accomplished in many different ways. Fixed costs may be added to or subtracted from different loads to compete in different sub-markets. Prices can be raised above cost when the retailer believes it is advantageous to do so. A trial and error approach will help the retail company determine the shape of the demand curve(s) it is facing.

CHECKING YOUR PROGRESS

There is a set of indicators that allows you to track your performance and measure it against the performance of others. Variables listed include sales, average price, profits and return on equity.

-     In games with no retail wheeling:

To find out how you're doing, check the average class prices (Table of Retail Performance Measures) to see if your prices are lower than prices during the historical period. Since you are technically still "regulated", you are allowed to recover your costs from your service territory. So your prices are your best indicator of how well you are doing. If your prices are much higher than expected, check to see if you contracted for enough power. If you didn't, you had to buy on the spot market at a high price. Remember that you will experience natural demand growth in the future. Also, if your prices are falling, you will capture additional market share so demand will increase over and above the economically driven demand increase.

-     In games with retail wheeling:

A good place to start is to look at your return on equity. If it has started to fall, your prices may be too high and you may losing your market share. Check your sales. If they are falling, try to bargain harder with generators the next time and try to more closely match you base and peaking loads. There is a mechanism to release parties from their contracts by mutual agreement, try to use this if your contracts are really overpriced (both parties must agree to the release). Reduce your prices where ever possible, starting where you are losing the most load.

TIPS FOR THE GENERATION COMPANY

As an unregulated generator, you can no longer rely on rate case rates and stable retail markets. You can use your past history as a guide to future pricing, but it perhaps is better to think of past prices as ceiling prices. In order to sell your power, you need to know what you have, how much you have and what it costs to use it.

HOW MUCH CAPACITY DO YOU HAVE?

Look at Table G1: Generation Components and Capacity Requirements. Your capacity is divided into capacity currently committed by contract and that which is available for sale. The capacity currently committed by contract can exceed the actual capacity. If the actual demand (up to the contract level) exceeds your supply, you will buy emergency power to fill the excess demand. Also shown on this table is capacity under construction. Natural gas plants take two years to build. After looking at the total capacity available and the capacity under contract, you should make a decision about how much capacity you will offer for sale.

WHAT DO YOU WANT TO SELL IT FOR?

Look at the Table G5 of Generation Company Capacity Costs to understand your companies cost structure. The plants are divided into fuel types with each plant having its own set of costs. The embedded annual fixed cost represents the cost per kW you need to recover on your existing plant to stay financially healthy. The variable cost of plants (mills/kWh) is the marginal cost of energy from a particular plant type. It includes both variable O&M costs and fuel costs. The plant capacity factor is used to help allocate your fixed costs on a per kWh basis. It is simply the percentage of potential GWh that are actually generated. There are 8760 hours in a year. If a plant is available 90% of the time then (8760-*.90) 7884 hours are available for the plant to generate. If the capacity factor is 65%, then the plant is generating for (8760*0.65) 5125 hours per year. If the plant is 100 MW, then it produced 512,500 MWh or 512.5 GWh of power during the year.


When you prorate your fixed costs over the kWh generated from the plant, and add the variable costs (including fuel costs), you have determined your average embedded cost of power from that unit. In order to recover all your fixed costs, you need to sell at least the estimated kWh of generation from that plant at a price equal to the average embedded cost of power. If price is set equal to the average minimum cost of power but you sell fewer kWh, then you will be short revenue. If you sell the estimated kWh but charge a price that does not cover your average embedded costs, you will also come up revenue short. To provide a "cushion" against this happening, you can set your prices slightly higher or calculate your average embedded cost of power with a more conservative kWh value.

If you want to, you can offer the capacity cost and variable cost indicated by your embedded costs. However, you can certainly offer more or less or you can alter the ratio of fixed to variable costs. Suppose, for example, your capacity cost for a particular plant is $75 and the variable cost is 25 mills/kWh. If a retail company is shopping around for 100 MW of baseload capacity, setting your capacity costs at $100/kW rather than $75/kW and your variable costs at 19 mills/kWh rather than 25 mills/kWh, might enable you to recover your costs and present a more appealing package to a the baseload power buyer who tends to look at variable cost. (The reverse is true for those shopping for peaking capacity.) To determine whether your new mix of fixed and variable costs will meet your profit objectives, perform the following calculations:

              SAMPLE CALCULATION FOR DETERMINING PROFIT OBJECTIVES

      CAPACITY COST:  $150/kW
      VARIABLE COST:  19 mills/kWh
      EXPECTED LOAD FACTOR: 80%
      MW DESIRED:  100 MW or 100,000 kW
      NUMBER OF HOURS IN A YEAR:  8760

      Calculate the total capacity revenue:

            $150*100,000=$15,000,000 in total capacity costs

      Calculate the potential kWh sales from 100,000 kW capacity (kW*number of hours in the year* expected load factor:

            100*1000*8760*.8=700,800,000 kWh sales

      Calculate revenue from variable costs. Divide total capacity costs by total kWh sales to yield fixed cost per kWh:

            $15,000,000/700,800,000=$0.021/kWh or 2.1 cents/kWh or 21
            mills/kWh.

      These 21 mills of fixed cost are then added to the 19 mills of variable for a total average cost of 40 mills/kWh. Total revenue is calculated by multiplying average cost per kWh by total kWh:

            0.040*700,800,000=$28,032,000

      If the original values had been used,

      CAPACITY COST:  $75/kW
      VARIABLE COST:  25 mills/kWh
      LOAD FACTOR: 80%
      MW DESIRED:  100 MW or 100,000 kW
      NUMBER OF HOURS IN A YEAR:  8760

      Calculate the total capacity costs:

            $75*100,000=$7,500,000 in total capacity costs

      Calculate the potential kWh sales from 100 MW capacity (kW*number of hours in the year*load factor:

            100*1000*8760*.8=700,800,000 kWh sales

      Divide total capacity costs by total kWh sales to yield fixed cost per kWh:

            $7,500,000/700,800,000=$0.011/kWh or 1.1 cents/kWh or 11
      mills/kWh.

      These 11 mills of fixed cost are then added to the 25 mills of variable for a total average cost of 36 mills/kWh. Total revenue is calculated by multiplying average cost per kWh by total kWh:

            0.036*700,800,000=$25,228,800

In this case, your new numbers would yield about $3M more in profits and, since more of the costs are "fixed", less risk as well.

DO YOU WANT TO BUILD MORE GENERATION?

New generation can be constructed for demand or financial reasons. Building in response to demand increases has been the traditional response of generators. But you no longer must build to meet new demand - that demand can seek generation elsewhere. A new option is to build to increase market share and revenue. New construction may have lower variable costs than existing plant and may be worth investing in even if the generation company or the region is not "capacity short."

CHECKING YOUR PROGRESS

The Table of Generation Performance Indicators lists a set of indicators that allows you to track your performance and measure it against the performance of others. Variables listed include sales, average price, profits (net revenue) and return on equity.

            RETAIL COMPANY ACTIONS - UNDERSTANDING AND USING FORMS

All player actions are implemented by submitting a completed form to the operator. These forms are entered into the computer by the operator who then runs the model and prints reports. In each form you should provide all the information, but only the information requested; complex contracts must be submitted on multiple forms. When submitting a form which affects two players, both players must agree to the terms therein, but only one form is submitted.

There are two basic kinds of forms - forms for individual actions that exist for a specific length of time such as a contract between two parties and forms that initiate strategies that remain in effect until a new strategy form is submitted. An example of a strategy form would be retail pricing strategies or generation spot market bidding strategies.

FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 1 is the Direct Access or CfD Capacity Contract form and is used to submit contracts for the sale or purchase of capacity. Although a Contract for Differences (CfD) is essentially a money transfer, it is completed in the same fashion as a Direct Access contract. Each bi-lateral agreement between a generator and a retail energy company must be represented on a Form 1: "Direct Access or CfD Capacity Contract". Help determining energy and capacity costs can be found in the section "What do You Want to Sell it For" in the generator's section of the CIGMOD explanations, tips and procedures handout. It is not essential that each contract have both a capacity charge and an energy charge; many contracts are made with energy charges alone. Since this form represents an agreement between a retail company and a generator, it is used by both parties; HOWEVER ONLY ONE FORM PER TRANSACTION IS SUBMITTED TO THE OPERATOR.

================================================================================
                 DIRECT ACCESS or CfD CAPACITY CONTRACT - Form 1

         A Contract Between Retail Energy Company: __________________

                  and Generation Company: __________________

      Contract Beginning Year:      __________

      Contract Ending Year:         __________

      Capacity (MW):                __________

      Energy Cost (Mills/kWh):      __________

      Capacity Cost ($/kW):         __________

      Simulation Year: __________                            _________________
                                                             Operators Use Only
================================================================================

FORM 2 - TRENDED DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 2 is the Trended Electric Capacity Contract form and is used to submit contracts for capacity sales and purchases when terms change over time. In all other respects, the procedure is the same as the procedure for filling out Form 1.


================================================================================
           TRENDED DIRECT ACCESS OR CfD CAPACITY CONTRACT - Form 2

         A Contract Between Retail Energy Company: __________________

                  and Generation Company: __________________

                                     Beginning         Ending

      Contract Year:                __________        __________

      Capacity (MW):                __________        __________

      Energy Cost (Mills/kWh):      __________        __________

      Capacity Cost ($/kW):         __________        __________

      Simulation Year: __________                            __________________
                                                             Operators Use Only
================================================================================

FORM R3 - RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY

The Retail Company Spot Market Purchase Strategy Form R3 allows the retail company to set a policy for spot market purchases. Either an exogenously specified number of MW or a percentage of each type of demand which is used to determine the amount of spot power purchased. The loading order which determines when the purchases will be made . If no values are specified, then zero is the default specification. Either an exogenous mills/kWh can be used or a fraction of previous spot market prices can be used to trigger the purchases.


================================================================================
           RETAIL COMPANY SPOT MARKET PURCHASE STRATEGY - Form R 3


      Retail Company:  ____________________________

    I would like to buy the following capacity from the spot market:

                              MW     OR   % of Demands

      Baseload          _________                 __________

      Intermediate      _________                 __________

      Peaking           _________                 __________

                                                  AND

      Use the following prices to determine the loading order of my spot purchases:
     (IF LEFT BLANK A PRICE OF ZERO (0) WILL BE USED FOR THE LOADING ORDER)

                              Mills/kWh     OR     % of Spot Market Price
                                                   in Previous Period

      Baseload                _________            __________

      Intermediate            _________            __________

      Peaking                _________             __________

      Simulation Year: __________                          ____________________
                                                             Operators Use Only

================================================================================

FORM R4 - RETAIL COMPANY RETAIL PRICE STRATEGIES

Form R4 is the Retail Company Energy Price Strategies form and is used by the retail companies to set prices when retail wheeling is permitted. With retail wheeling the model allocates customer purchases based on prices.


================================================================================

              RETAIL COMPANY RETAIL PRICE STRATEGIES - Form R 4

      Retail Company: ___________________________

                        Percentage of     Percentage of    OR       Price
                        Fixed Cost  +     Variable Cost           (Mills/kWh)

Residential             __________        __________              __________

Commercial              __________        __________              __________

Industrial              __________        __________              __________

Simulation Year: __________                                   __________________
                                                              Operators Use Only

================================================================================

FORM R5 - RETAIL COMPANY ADVERTISING BUDGET

Retail companies need to advertise to retain market share. Form R5 allows them to set their advertising budgets either as a percent of revenues or completely exogenously. Target areas (as many as desired) are then selected by putting a 1 or 0 for each area and the advertising budget is split among the selected areas. Advertising loses effectiveness if everyone does it. It is the relative level of advertising that is important for increasing sales.


================================================================================
                 RETAIL COMPANY ADVERTISING BUDGET - Form R 5


      Retail Company:  _________________________________________


      Advertising Budget:     _______________     OR   ________________
                                  M$/year                % of Revenues

      Target Areas (Put a one (1) in the areas you wish to target):

                            Residential        Commercial        Industrial

      Minnesota               _______           ________           _______

      Iowa, Dakotas           _______           ________           _______

      Illinois, Wisconsin     _______           ________           _______

      Ohio, Indiana           _______           ________           _______

      Canada                  _______           ________           _______

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R6 - RETAIL COMPANY MERGER

Form R6 is the Retail Company Merger form and is used when two generating companies decide to merge. It requires the approval of both parties. During a merger all assets and liabilities of two companies are combined to form one company. The purchase price is not an issue in a merger. Both sets of players now work together.


================================================================================

                        RETAIL COMPANY MERGERS - Form R 6


      Retail Company:   ______________________ is merging

      Retail Company:   ___________________________ into it.

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R7- RETAIL COMPANY ACQUISITIONS

Form R7 is the Retail Company Acquisitions form and is used when a retail company acquires another retail company. It requires the approval of both parties. During an acquisition the acquiring company receives all the assets and liabilities of the acquired company except the common stock and retained earnings. The change in net assets of the acquiring company is based on the purchase price. The acquired company is left with cash, equal to the purchase price of the company, the common stock, and retained earnings, computed from the purchase price.


================================================================================

                    RETAIL COMPANY ACQUISITION - Form R 7


      Retail Company:  ______________________ is acquiring

      Retail Company:  ___________________________.

      Purchase Price (M$):  _________________

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R8 - RETAIL COMPANY HOSTILE TAKE OVER

Form R8 is the Hostile Take Over form and is used when a retail company attempts a hostile take over of another retail company. Companies must be paid for in cash - no leveraged buy-outs. The purchasing utility would need to provide the common stock equity plus 20 percent in cash (accumulated in short term investments and tracked on the income statement) to complete a hostile takeover. The company initiating the take-over is allowed to use the cash of the take-over target to meet the cash requirement. The purchasing utility assumes the debt responsibility of the take over target. Except for the cash requirement the hostile takeover is the same as an acquisition.


================================================================================

                 RETAIL COMPANY HOSTILE TAKE OVER - Form R 8


      Retail Company:  ______________________ is buying out

      Retail Company: ___________________________.

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R9 - RETAIL COMPANY FINANCIAL REORGANIZATION

Form R9 is the Retail Financial Reorganization form and is used to modify the exogenously specified financial parameters outside the normal boundary of the game. This form provides additional financial flexibility for company management.

================================================================================

              RETAIL COMPANY FINANCIAL REORGANIZATION - Form R 9

      Retail Energy Company:  __________________________________________

      Net Assets (M$):              _________________________

      Long Term Debt (M$):          _________________________

      Debt Interest (M$/yr):        _________________________

      Common Stock (M$):            _________________________

      Retained Earnings (M$):       _________________________

      Preferred Stock (M$):         _________________________

      Cash  (M$):                   _________________________

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================



FORM R10 - RETAIL COMPANY MODIFY DIVIDEND RATE

Form R10 is the Retail Company Modify Dividend Rate form and is used to adjust the amount of dividends paid each year. The dividend payout rate may be adjusted as desired. Sometimes it is desirable to alter the dividend payout rate to allow the company to accumulate cash for takeover opportunities.

This form is used to input the results of a financial reorganization of the company. The values entered on the form are the company values after the reorganization. All lines must be filled in. Do not put the change in the values, put the actual value.

               RETAIL COMPANY MODIFY DIVIDEND RATE - Form R 10

================================================================================

      Retail Energy Company:  __________________________________________

      Common Stock Dividend Payout Ratio (%):   _________

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R11- RETAIL COMPANY MODIFY DEBT/EQUITY RATIO

Form R11 is the Retail Company Modify Debt/Equity Ratio form. Prudent adjustments can be made to this ratio to give the retail player added financial flexibility.

================================================================================

             RETAIL COMPANY MODIFY DEBT/EQUITY RATIO - Form R 11

      Retail Energy Company:  __________________________________________

      Marginal Debt/Equity Ratio (%):  _________

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R12 - RETAIL COMPANY CASH TRANSFER

Retail form R12 allows the retail company to transfer cash from a retail company to a generating company. It requires the approval of both parties.

================================================================================

                   RETAIL COMPANY CASH TRANSFER - Form R 12

      FROM

      Retail Company: ________________________________

      TO

      Generation Company:  ___________________________


      Transfer  ________ M$

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

    (use negative values to transfer cash from the generation company to the retail company.)

FORM R 13 - RETAIL COMPANY DIRECT ACCESS BILLING STRATEGY

The Retail Company Direct Access Billing Strategy Form allows the player to enter into the computer auction to buy power from the computer generators. The retail company specifies a minimum offer price one of four ways. Either it is specified by type as a percent of the minimum priced contract in the previous period OR as a fraction of the first contract signed in the previous period OR as a percent of spot market price OR completely exogenously. Only one method should be selected and this strategy will remain in effect until the retail player changes it by submitting another form.

================================================================================

         RETAIL COMPANY DIRECT ACCESS BIDDING STRATEGIES - Form R 13

    Retail Company: ___________________________________________________

    1. Minimum. Initial Bid Prices are a percent of the minimum priced contract in the previous period

                       Initial Price as a Percent        Stop Price as a Percent        Capacity as %
      Power Type            of Minimum Price               of Spot Market Price           Of Needs
      Baseload               _____________                 ____________                  _____________

      Intermediate           _____________                 ____________                  _____________

      Peaking                _____________                 ____________                  _____________

    2. First. Initial Bid Prices are a percent of the first contract signed in the previous period.

                       Initial Price as a Percent        Stop Price as a Percent        Capacity as %
      Power Type        of First Contract Price           of Spot Market Price          Of Needs
      Baseload               _____________                 ____________                  _____________

      Intermediate           _____________                 ____________                  _____________

      Peaking                _____________                 ____________                  _____________

    3. Spot Market. Initial Bid Prices are a percent of the spot market prices.

                       Initial Price as a Percent        Stop Price as a Percent        Capacity as %
      Power Type          of Spot Market Price             of Spot Market Price           Of Needs
      Baseload               _____________                 ____________                  _____________

      Intermediate           _____________                 ____________                  _____________

      Peaking                _____________                 ____________                  _____________

    4.  User.  Initial Bid Prices are user specified.


      Power Type          Capacity Bid         Energy Bid          Stop Price           Capacity as %
                          ($/kW)               (Mills/kWh)         (Mills/kWh)            Of Needs
      Baseload            _____________        ____________        _____________        ____________

      Intermediate        _____________        ____________        _____________        ____________

      Peaking             _____________        ____________        _____________        ____________


      Simulation Year:  _______                              __________________
                                                             Operator Use Only

================================================================================

FORM R14 - RETAIL COMPANY TAKE OVER STRATEGY

Form R14 is the Retail Company Take Over Strategy form. This allows the retail company to set its strategy once, and the computer will make the financial transactions as they become available. Take over policies can be based on an aggressive "increase market share" philosophy or a purely defensive "eat or be eaten" philosophy or cost based (neutral). The strategy chosen remains in effect until a new form is submitted. This option is currently under construction and is not operational.


================================================================================

                RETAIL COMPANY TAKE OVER STRATEGY - Form R 14


      Retail Company:  ______________________

      Neutral           __________

      Aggressive        __________

      Defensive         __________

      Simulation Year:  __________                           __________________
                                                             Operators Use Only

================================================================================

FORM R15 - RETAIL COMPANY CONTRACT CANCELLATION

Form R15 is the Retail Contract Cancellation form and is used to cancel previously signed contracts. Both parties must agree to cancel a contract and no initial contracts (the contracts in force at the beginning of the game) may be canceled. The information about your existing contracts is given in the reports R3 and R4. The "Money Paid from ..." lines have been included on this sheet to permit contract buyouts by either party.


               RETAIL COMPANY CONTRACT CANCELLATION - Form R 15


      Retail Energy Company:  ______________

      Generation Company:  ________________

      Beginning Year of Contract to be Canceled:  ____________

      Ending Year of Contract to be Canceled: ______________

      Capacity to be Canceled (MW): ________________

      Fuel Type:   ________________

      Money Paid from Retail Energy Co. to Generation Co.  ($M): ______________

      Money Paid from Generation Co. to Retail Energy Co.  ($M):______________

      Simulation Year:  _______                              __________________
                                                             Operators Use Only

================================================================================

FORM R16 - RETAIL COMPANY PLAYER STATUS ADJUSTMENT

Retail Form R16 is a housekeeping form that allows human players to become computer players and vice versa or exit the game all together. This form is used when a generation company wants to also operate a retail operating company. The generation company selects a retail energy company currently being run by the computer or out of the game and changes the status to human and gives the company a new name.


================================================================================

             RETAIL COMPANY PLAYER STATUS ADJUSTMENT - Form R 16


                  Retail Company:  ______________________  is changing

                  its status to:    HUMAN             __________

                                    COMPUTER          __________

                                    N/A               __________


                     and its name to ____________________________________.

================================================================================

                             RETAIL COMPANY REPORTS

 TABLE R1:  RETAIL ENERGY COMPANY FORECAST

PURPOSE: Table R1 shows your forecasted sales and peak demand by type (baseload, intermediate and peaking). Also on the table is the total capacity that you already have under contract by year, an estimate of your current reserve margin and your desired reserve margin for comparison.

USE: the retail company uses the information in Table R1 to determine how much and what type of capacity to purchase. The level of reserves is up to you; remember that emergency power is expensive and will be used if you do not purchase sufficient capacity.

DEFINITIONS:
- ELECTRICITY SALES: forecasted sales, measured in GWh per year. These forecasts can be inaccurate and will change from year to year.

-  PEAK DEMAND:   in MW.  Again, remember that this is a forecast - and
   forecasts can be wrong.

- ESTIMATED RESERVES: a 10% reserve margin is the default specification for unexpected changes in demand, however this is a variable that you may change.

- PEAK W/ RESERVES: Peak demand in MW including a 10% (or your selected value) reserve margin.

- PEAKING: MW of capacity required to serve low load factor peak demand. Peaking needs usually occur only a few times in a year.

- INTERMEDIATE: MW of capacity required to serve shoulder load between baseload and peak demand.

- BASELOAD: MW of capacity required to serve high load factor peak demand. This power is needed most of the time.

- TOTAL CAPACITY UNDER CONTRACT: MW of capacity already contracted for to meet demand

- HISTORICAL PURCHASED CONTRACTS: These historical contracts are needed to simulate the historical period. They are set to zero in the future.

- SURPLUS OR DEFICIT: If contracted capacity (capacity under contract plus historical contracts) is less than peak demand (the sum of base, intermediate and peaking requirements plus your selected reserve margin), the difference in MW is shown here as a deficit; if more, as a surplus. In other words, a negative sign indicates that you might consider additional capacity; a positive sign indicates that you may have over contracted for power. Deficits will result in spot market purchase.

-  RESERVE MARGIN:  Actual ratio of surplus MW to peak demand MW.

                Table R1: Retail Energy Company Forecast for 1999
                          American Electric Power, DARW

                                                   1999        2000        2001        2002        2003
     Electricity Sales (GWh/YR) ...........     146,507     150,247     152,695     155,183     157,711

     Peak Demand (MW)......................      29,175      31,269      32,271      33,306      34,373
     Estimated Reserves (MW)...............       2,918       3,127       3,227       3,331       3,437
     Peak w/ Reserves (MW).................      32,093      34,396      35,498      36,636      37,811

     Peaking (MW) .........................       3,738       4,529       4,870       5,231       5,614
     Intermediate (MW) ....................      10,444      11,912      12,532      13,169      13,822
     Baseload (MW) ........................      17,911      17,955      18,096      18,236      18,375

     Capacity under Contract (MW) .........      10,586      10,586      10,586      10,586      10,586
     Historical Purchase Contracts (MW) ...           0           0           0           0           0

     Surplus (Deficit) (MW) ...............     -21,507     -23,810     -24,913     -26,051     -27,225
     Reserve Margin (MW/MW) ...............       -0.64       -0.66       -0.67       -0.68       -0.69


TABLE R2:  RETAIL ENERGY COMPANY STATEMENT OF INCOME AND FINANCE

PURPOSE: Table R2 shows the company income statement (all values in $M) including common measures of performance such as the debt/equity ratio and return on equity as well as an important new element in a competitive environment - cash on hand.. It divides power purchases into general source categories - bilateral contracts, contracts for differences, spot purchases, historical purchases and emergency power.

USE: the income statement shows how well you are doing financially and where your problems might be if you are not doing well. If you were required to make emergency purchases, the cost will show up here. The effects of dividend changes and other financial variable changes will also be easy to see on in this table.

IMPORTANT DEFINITIONS:

OPERATING EXPENSES FROM:

- DIRECT ACCESS CONTRACTS: Bilateral contract costs from contracts made with other players.

- CONTRACTS FOR DIFFERENCES: A type of futures contract with other players designed to hedge against spot market purchase price swings. Electricity is purchased from the spot market with these contracts.

- SPOT MARKET PURCHASES: Power purchased from the spot market at the market price.

- PURCHASES: Historical purchases negotiated before the game began. These will gradually expire as the game progresses..

- EMERGENCY POWER: A forced, computer generated purchase. Emergency power is purchased because contractual power was inadequate to cover your load.

-     OPERATING INCOME: Calculated as Operating Revenues minus Operating
      Expenses.

-     NET INCOME: Operating Income plus Other Income minus Interest Payments.

In the Sources and Uses of Funds section of this report, the following variables are of particular interest:

CONSTRUCTION EXPENDITURES:  Money spent on new plant

- COMMON STOCK DIVIDENDS: Money paid out to stockholders; this variable can be modified by the player.

- COMPANY PURCHASE PRICE: If you have engaged in a takeover or buyout during the previous year, the cost of the purchase is recorded here.

- CASH (ON HAND): Yearly additions to retained earnings. Cash and retained earnings need to be watched and adjusted (by increasing expenditures, if necessary) to avoid becoming a take-over target.

-     RETAINED EARNINGS: Retained earnings.

- RETURN ON EQUITY: Classic measure of company health; with the retail company, big deviations in year to year income can cause this variable to fluctuate widely because retail companies have little equity compared to other companies.

Table R2: Retail Energy Company Statement of Income and Finance (in millions)
                                    for 1999
                          American Electric Power, DARW

                                         1994      1995      1996      1997      1998
Operating Revenues ................     4,153     4,328     2,977     2,585     2,447

Operating Expenses:
   Direct Access Contract .........     3,425     2,023     2,076     2,052     2,194
   Contract for Differences .......         0         0         0         0         0
   Spot Market Purchases ..........         0         0         0         0         0
   Purchases ......................       740         0         0         0         0
   Emergency Power ................         0         0         0         0         0
   General and Admin. O&M .........         3         3         3         3         3
   Advertising Budget .............         0        21        22        15        13
   Depreciation ...................         5         5         5         6         6
   Income Taxes ...................         2       788       309       181        84
   Other Taxes ....................         5         5         5         6         6
   Misc. Expenses .................       -36       -30       -24       -18       -12
      TOTAL .......................     4,144     2,794     2,374     2,229     2,281
Operating Income ..................         9     1,534       603       355       166
Other Income ......................        -0         0        52        73        86
Interest Payments .................         4         3         3         3         3
Net Income ........................         5     1,531       651       425       248

Sources
   Net Income .....................         5     1,531       651       425       248
   Depreciation ...................         5         5         5         6         6
   Funds From Debt ................        15         0         0         0         0
   Funds From Common Stock ........         5         0         0         0         0
   Funds from Preferred Stock .....         0         0         0         0         0
   Funds from Cash ................         0         0         0         0         0
      TOTAL .......................        30     1,536       656       430       254
Uses
   Construction Expenditures ......         0         5        14        19        19
   Common Stock Dividends .........         3     1,010       429       280       163
   Preferred Stock Dividends ......         0         1         1         1         1
   Debt Repayment .................         8         2         2         1         1
   Company Purchase Price .........         0         0         0         0         0
   Pref. Stock Sinking Fund .......         0         0         0         0         0
   Cash ...........................         0       518       211       129        70
   Miscellaneous Projects .........        20         0         0         0         0
      TOTAL .......................        32     1,536       656       430       254

Assets
   Current Assets .................         0         0         0         0         0
   Net Assets .....................       105       105       114       127       140
   Cash ...........................         0       518       729       858       928
      TOTAL .......................       105       623       843       985     1,068
Liabilities
   Current Liabilities ............         8         8         8         8         8
   Long Term Debt .................        47        45        44        42        41
   Preferred Stock ................         8         8         8         8         7
     TOTAL Liabilities ............        63        61        60        58        56
Equity
   Common Stock ...................        31        31        31        31        31
   Retained Earnings ..............        11       531       752       896
     Common Stockholders Equity ...        42       562       783       927     1,011
TOTAL Liabilities and Equity ......       105       623       843       985     1,068

Debt Fraction of Capitalization ...      0.53      0.07      0.05      0.04      0.04
Return on Equity ..................      0.13      2.72      0.83      0.46      0.25

TABLE R3:  RETAIL ENERGY COMPANY PURCHASES AND COSTS

PURPOSE: Table R3 shows purchases from, unit costs and total costs by generating company. Also shown are line losses, spot market purchases and emergency purchases

USE: This table tracks the amount and cost of power purchased from each generation company and the spot market. The average cost of power for your company. This table should help you discover whether or not you are making advantageous contracts and should help you decide whether or not to purchase more spot market power.

IMPORTANT DEFINITIONS:

IN THE PURCHASES SECTION:

-     TOTAL PURCHASES:  The sum of all your purchases by company.

- LOSSES: Retail companies are responsible for the energy lost during transmission and distribution. The energy that is lost is recorded here.

-     NET SALES:  Total Purchases minus Losses.

IN THE UNIT COST SECTION:

- SPOT MARKET BASELOAD POWER: Your average cost of spot market baseload power.

- SPOT MARKET INTERMEDIATE POWER: Your average cost of spot market intermediate power.

-     SPOT MARKET PEAKING POWER: Your average cost of spot market peaking power

-     EMERGENCY POWER:  Your average cost of emergency power.

SYSTEM SPOT MARKET PRICES SECTION:

- SPOT MARKET BASELOAD POWER: System average cost of spot market baseload power.

- SPOT MARKET INTERMEDIATE POWER: System average cost of spot market intermediate power.

- SPOT MARKET PEAKING POWER: System average cost of spot market peaking power.

-     EMERGENCY POWER:  System average cost of emergency power.

           Table R3: Retail Energy Company Purchases & Costs for 1999
                          American Electric Power, DARW

                                           1994      1995      1996      1997      1998
PURCHASES (GWh)
Minnesota Power                               0     6,333     6,333    16,074    11,455
Primergy                                      0    31,078    25,355    25,355    18,208
Otter Tail Power                              0         0         0         0         0
Wisconsin Power and Light                     0         0         0     1,378         5
Interstate/IES Utilities                      0     4,185     1,378         0         0
North/South Dakota                            0       474       526       445       586
Central Illinois Light Co.                    0        25       109        88       169
Union Electric                                0     1,317     1,878         0         0
Commonwealth Edison                           0     3,109     6,727     6,037    12,310
Illinois Power                                0    14,426    15,491    13,979    14,728
American Electric Power                 139,119    77,196    82,550    81,513    88,992
Cinergy                                       0         0         0         0         0
Iowa Illinois Gas & Electric                  0     1,785     2,045     1,654     2,375
Canada                                        0       352       411         0         0
Independent Power Producer                    0         0         0         0         0
Baseload Spot Market Power                    0         0         0         0         0
Intermediate Spot Market Power                0         0       409       623     2,299
Peak Spot Market Power                        0         0         0         0         0
Emergency Power                               0         0         0         0         0
TOTAL PURCHASES                         139,119   140,280   143,213   147,147   151,126
LOSSES                                    7,544     7,607     7,766     7,979     8,195
NET SALES                               131,574   132,673   135,446   139,167   142,931

UNIT COSTS (MILLS/kWh)
Minnesota Power                            0.00     10.80     10.80     10.91     11.72
Primergy                                   0.00     12.43     12.02     12.02     11.59
Otter Tail Power                           0.00      0.00      0.00      0.00      0.00
Wisconsin Power and Light                  0.00      0.00      0.00      8.38      3.73
Interstate/IES Utilities                   0.00     18.89      8.38      0.00      0.00
North/South Dakota                         0.00     19.79     19.70     19.14     18.99
Central Illinois Light Co.                 0.00     34.58     30.76     31.04     30.36
Union Electric                             0.00     21.62     22.63      0.00      0.00
Commonwealth Edison                        0.00     37.20     28.31     28.67     26.79
Illinois Power                             0.00     13.71     15.08     13.43     14.73
American Electric Power                   35.26     14.09     14.01     14.10     13.85
Cinergy                                    0.00      0.00      0.00      0.00      0.00
Iowa Illinois Gas & Electric               0.00     23.17     22.71     23.45     22.28
Canada                                     0.00     21.37     21.15      0.00      0.00
Independent Power Producer                 0.00      0.00      0.00      0.00      0.00
Spot Market Baseload Power                 0.00      0.00      0.00      0.00      0.00
Spot Market Intermediate Power             0.00      0.00      0.00      0.00      0.00
Spot Market Peak Power                     0.00      0.00      0.00      0.00      0.00
Emergency Power                            0.00      0.00      0.00      0.00      0.00
AVERAGE                                   35.26     14.42     14.50     13.94     14.52

COSTS (M$/YEAR)
Minnesota Power                               0        68        68       175       134
Primergy                                      0       386       305       305       211
Otter Tail Power                              0         0         0         0         0
Wisconsin Power and Light                     0         0         0        12         0
Interstate/IES Utilities                      0        79        12         0         0
North/South Dakota                            0         9        10         9        11
Central Illinois Light Co.                    0         1         3         3         5
Union Electric                                0        28        42         0         0
Commonwealth Edison                           0       116       190       173       330
Illinois Power                                0       198       234       188       217
American Electric Power                   4,905     1,088     1,156     1,149     1,232
Cinergy                                       0         0         0         0         0
Iowa Illinois Gas & Electric                  0        41        46        39        53
Canada                                        0         8         9         0         0
Independent Power Producer                    0         0         0         0         0
Baseload Spot Market Power                    0         0         0         0         0
Intermediate Spot Market Power                0         0         0         0         0
Peak Spot Market Power                        0         0         0         0         0
Emergency Spot Market Power                   0         0         0         0         0
  TOTAL                                   4,905     2,023     2,076     2,052     2,194

SYSTEM SPOT MARKET PRICES (MILLS/KWH)
Baseload Spot Market                      25.00     23.59     22.56     22.68     24.29
Intermediate Spot Market                  50.00     27.81     23.60     28.09     32.31
Peaking Spot Market                       75.00     37.27     37.76     39.70     49.79
Emergency Purchases                      120.00     37.30     40.60     41.88     85.74

TABLE R4:  RETAIL ENERGY COMPANY CONTRACT INFORMATION


PURPOSE: Table R4 shows the particulars of your existing capacity contracts with generators by year and generation company. MW of capacity reserved, GWh purchased, energy and capacity costs are included. A calculation of average cost is also shown.

USE: Looking at these contracts will help you get a feel for what you should be paying for your power. Notice that there are two costs in each contract: an energy cost (expressed on a kWh basis) and a capacity cost for reserving generation capacity (expressed on a kW basis changes to the retail energy company is also included. Engaging this switch passes all the fuel cost risk from the generator to the retail company.


DEFINITIONS:

-     YEARS OF THE CONTRACT: The years when the contract is active.

-     CONTRACT CAPACITY: Amount of capacity (in MW) under contract.

- ENERGY COST: The variable cost of contract/mills/ (Kwh). Normally this is the cost of power production including current fuel costs. It is possible and sometimes desirable to "roll in" part of the capacity cost into the energy cost.

- CAPACITY COST: Cost of reserving firm power service. Notice that this cost is given in dollars per kW while the contract capacity is listed in MW. Multiply the dollars per kW by 1000 to get dollars per MW.

-     GENERATION COMPANY: The company with whom you have the contract.

- PURCHASES: This is the amount of energy (in GWh) purchased from this contract in the previous period.

- POWER COST: This is the total cost (M$) of the energy and capacity purchased from this contract in the previous period.

- AVE. COST: This is the average cost of energy (mills/kWh) purchased from this contract in the previous period.

- CAPACITY FACTOR: This is the energy purchased in the previous period divided by the maximum energy which could be purchased from this contract.

- FUEL TYPE: The fuel type is only used to identify the contract if you need to cancel it.

At the end of Table R4 are the spot market purchases for the current year by type.

          Table R4: Retail Energy Company Contract Information for 1999
                             American Electric Power


                CONTRACT    ENERGY   CAPACITY  GENERATION                           POWER   AVE           FUEL           CAPACITY
                CAPACITY     COST      COST       COMPANY                PURCHASES  COSTS  COSTS          TYPE            FACTOR
                   (MW)   (Mills/kWh) ($/kW)                               (GWh)     (M$) (Mills/kWh)
1999-2002           215      29.24      5     Wisconsin Power and Ligh     1,104      33    30.24     Gas/Oil Turbi         0.59
2003-2021           215       0.00      5     Wisconsin Power and Ligh         0       0     0.00     Gas/Oil Turbi         0.00
1999-1999            88      18.52      3     North/South Dakota             661      13    18.94     Gas/Oil Turbi         0.86
2000-2021            88       0.00      3     North/South Dakota               0       0     0.00     Gas/Oil Turbi         0.00
1999-2000            86      38.88      2     Illinois Power                 749      29    39.12     Gas/Oil Turbi         1.00
2001-2021            86       0.00      2     Illinois Power                   0       0     0.00     Gas/Oil Turbi         0.00
1999-2000           155      12.63      2     Minnesota Power              1,144      15    12.88     Gas/Oil Steam         0.84
2001-2021           155       0.00      2     Minnesota Power                  0       0     0.00     Gas/Oil Steam         0.00
1999-2000           370      29.27      8     Commonwealth Edison          1,674      52    30.94     Gas/Oil Steam         0.52
2001-2021           370       0.00      8     Commonwealth Edison              0       0     0.00     Gas/Oil Steam         0.00
1999-2001           171      21.37      2     Illinois Power               1,179      26    21.65     Gas/Oil Steam         0.79
2002-2021           171       0.00      2     Illinois Power                   0       0     0.00     Gas/Oil Steam         0.00
1999-1999         1,082       9.06     10     Minnesota Power              9,476      97    10.21       Coal Steam          1.00
2000-2000         1,082       9.03     10     Minnesota Power                  0       0     0.00       Coal Steam          0.00
2001-2021         1,082       0.00     10     Minnesota Power                  0       0     0.00       Coal Steam          0.00
1999-1999         2,725      10.31     11     Primergy                    23,868     276    11.57       Coal Steam          1.00
2000-2000         2,725      10.33     11     Primergy                         0       0     0.00       Coal Steam          0.00
2001-2021         2,725       0.00     11     Primergy                         0       0     0.00       Coal Steam          0.00
1999-2001         2,363      21.73     10     Commonwealth Edison         10,760     257    23.88       Coal Steam          0.52
2002-2021         2,363       0.00     10     Commonwealth Edison              0       0     0.00       Coal Steam          0.00
1999-2001         1,597      12.13     16     Illinois Power              13,987     195    13.92       Coal Steam          1.00
2002-2021         1,597       0.00     16     Illinois Power                   0       0     0.00       Coal Steam          0.00
1999-2001           427      19.58     12     Iowa Illinois Gas & Elec     2,824      61    21.46       Coal Steam          0.75
2002-2021           427       0.00     12     Iowa Illinois Gas & Elec         0       0     0.00       Coal Steam          0.00
1999-1999           155       4.46     12     Iowa Illinois Gas & Elec     1,360       8     5.89       Nuclear             1.00
2000-2021           155       0.00     12     Iowa Illinois Gas & Elec         0       0     0.00       Nuclear             0.00
1999-2001         1,152       7.58     11     Canada                      10,089      90     8.89       Hydro               1.00
2002-2021         1,152       0.00     11     Canada                           0       0     0.00       Hydro               0.00

1999             10,007      43.72      0     Baseload Spot                    0       0    43.72    Baseload Spot
1999                  0       0.00      0     Intermediate Spot           10,821       0     0.00    Interm. Spot
1999                  0       0.00      0     Peaking Spot                     0       0     0.00     Peaking Spot
1999                  0       0.00      0     Other Purchases                  0       0     0.00     Oth. Purchase
1999                  0       0.00      0     Emergency                        0       0     0.00     Emergency
1999                                          Total                      154,907   1,150     7.42

TABLE R5:  RETAIL ENERGY COMPANY PRICES

PURPOSE: Prices, without T&D by class and year are listed along with average class prices from other regions for comparison. Revenue is also broken out by class.

USE: Table R5 can help develop pricing strategies that will keep your company competitive. You can adjust your prices to remain competitive in certain markets based on the information in this table.

IMPORTANT DEFINITIONS:

-     PRICES, EXCLUDING T&D:  Your prices by class and an average price.

- CONSUMER PRICES, EXCLUDING T&D: Average region prices by class for comparison.

-     PRICES, EXCLUDING T&D:  Your prices by class and an average price.

- CONSUMER PRICES: Average regional prices including charges from the distribution and transmission companies.

- CONSUMER PRICES, EXCLUDING T&D: Average regional prices charge by the retail energy companies for comparison with your prices.

                     Table R5: Retail Energy Company Prices
                          American Electric Power, DARW


                                                         1994          1995          1996          1997          1998          1999
  SALES (GWh)
Residential                                            27,824        27,946        28,482        29,137        29,818        30,551
Commercial                                             20,530        20,787        21,443        22,193        22,916        23,603
Industrial                                             41,977        42,480        44,258        46,530        48,990        51,541
Street/Misc                                             1,150         1,168         1,203         1,223         1,245         1,273
Resale                                                 40,093        40,292        40,062        40,085        39,963        39,538
TOTAL PURCHASES                                       131,574       132,673       135,446       139,167       142,931       146,507

  PRICES - EXCLUDING T&D (MILLS/kWh)
Residential                                             35.75         36.76         25.52         21.13         19.19         18.71
Commercial                                              41.08         42.11         31.18         27.12         25.27         24.87
Industrial                                              29.15         30.23         19.95         16.52         14.84         14.63
Street/Misc                                             48.63         49.69         39.08         35.34         33.57         33.26
Resale                                                  25.82         26.88         16.27         13.85         13.17         14.05
AVERAGE                                                 31.56         32.62         21.98         18.57         17.12         17.13

  REVENUE (M$/YR)
Residential                                               995         1,027           727           616           572           572
Commercial                                                843           875           669           602           579           587
Industrial                                              1,224         1,284           883           769           727           754
Street/Misc                                                56            58            47            43            42            42
Resale                                                  1,035         1,083           652           555           526           555
  TOTAL                                                 4,153         4,328         2,977         2,585         2,447         2,510

  CONSUMER PRICES (MILLS/kWh)
Minnesota Residential                                   70.73         72.10         65.66         65.00         62.14         61.61
Iowa,North/South Res                                    82.05         86.16         78.86         77.36         73.06         69.98
Illinois/Wisconsin Res                                  90.49         91.69         75.49         70.94         69.20         69.99
Ohio/Indiana Residential                                64.84         67.05         57.19         53.95         52.82         51.73
Canada Residential                                      60.43         60.83         69.39         68.76         70.35         73.52
Minnesota Commercial                                    61.44         62.29         55.02         54.12         50.75         49.45
Iowa,North/South Commercial                             67.63         70.36         63.55         63.04         59.49         57.22
Illinois/Wisconsin Comm                                 71.62         72.10         56.80         51.89         49.99         50.67
Ohio/Indiana Commercial                                 57.07         58.79         49.31         46.05         44.64         43.07
Canada Commercial                                       57.26         57.70         56.11         57.90         59.34         62.04
Minnesota Industrial                                    41.41         41.66         36.74         35.28         31.74         30.16
Iowa,North/South Industrial                             38.61         41.87         37.55         34.71         29.14         26.86
Illinois/Wisconsin Indust                               49.33         49.37         37.73         33.61         30.76         31.14
Ohio/Indiana Industrial                                 36.87         38.18         29.29         26.11         24.44         22.98
Canada Industrial                                       38.96         39.38         40.95         42.00         42.89         44.85
Other                                                   63.44         63.57         50.02         45.90         44.87         45.55
Resale                                                  26.37         27.10         26.68         24.02         22.10         21.73

  CONSUMER PRICES - EXCLUDING T&D (MILLS/kWh)
Minnesota Residential                                   31.70         32.07         24.83         22.81         18.35         16.14
Iowa,North/South Res                                    46.77         49.21         41.32         40.05         36.29         33.81
Illinois/Wisconsin Res                                  58.26         57.70         40.75         35.41         32.67         32.33
Ohio/Indiana Residential                                36.05         36.94         26.57         22.81         21.11         19.48
Canada Residential                                      18.71         19.31         27.29         25.81         26.35         28.27
Minnesota Commercial                                    39.74         40.10         32.32         30.80         26.65         24.56
Iowa,North/South Commercial                             46.63         48.67         41.48         41.15         37.89         35.96
Illinois/Wisconsin Comm                                 53.43         53.13         37.40         32.18         29.92         30.19
Ohio/Indiana Commercial                                 40.40         41.43         31.58         28.08         26.40         24.60
Canada Commercial                                       34.37         34.94         32.99         34.31         35.14         37.11
Minnesota Industrial                                    33.74         33.78         28.70         27.14         23.46         21.73
Iowa,North/South Industrial                             29.65         32.69         28.17         25.49         20.15         18.12
Illinois/Wisconsin Indust                               42.30         42.13         30.32         26.18         23.30         23.60
Ohio/Indiana Industrial                                 29.87         30.90         21.88         18.74         17.10         15.71
Canada Industrial                                       31.13         31.62         32.99         33.78         34.24         35.69
Other                                                   58.76         58.94         45.32         41.29         40.28         40.99
Resale                                                  22.07         22.40         22.15         19.86         18.16         17.99

TABLE R6:  RETAIL ENERGY COMPANY SALES

PURPOSE: Table R6 shows the regions where you are making your sales both in terms of GWh and market share.

USE: This table can help you maintain and gain market share by showing you where your pricing and advertising policies are increasing market share and where they are causing market share to fall.

IMPORTANT DEFINITION:

- MARKET SHARE: the percent of the total existing electric market that is served by your company. Market share is a "size of the slice" measure, the pie being the existing demand for electricity.

                                       Table R6: Retail Energy Company Sales
                                           American Electric Power, DARW

                                    1994      1995      1996      1997      1998      1999
  SALES (GWh/yr)
Minnesota Residential                  0         0         1         7        19        36
Iowa,North/South Residential           0         0         2         8        22        48
Illinois/Wisconsin Residential         0         0        26        93       227       451
Ohio/Indiana Residential          27,824    27,946    28,452    29,022    29,531    29,970
Canada Residential                     0         0         2         7        20        45
Minnesota Commercial                   0         0         2         5        12        24
Iowa,North/South Commercial            0         0         1         5        12        23
Illinois/Wisconsin Commercial          0         3        14        44       104       205
Ohio/Indiana Commercial           20,530    20,783    21,423    22,130    22,767    23,309
Canada Commercial                      0         0         3         9        21        42
Minnesota Industrial                   0         1        11        41       104       201
Iowa,North/South Industrial            0         0         4        14        35        68
Illinois/Wisconsin Industrial          0         5        31       108       262       512
Ohio/Indiana Industrial           41,977    42,473    44,206    46,338    48,515    50,621
Canada Industrial                      0         1         6        29        74       139
Other                              1,150     1,168     1,203     1,223     1,245     1,273
Resale                            40,093    40,292    40,062    40,085    39,963    39,538

  MARKET SHARE (%)
Minnesota Residential              0.000     0.000     0.015     0.070     0.178     0.340
Iowa,North/South Residential       0.000     0.000     0.027     0.128     0.339     0.724
Illinois/Wisconsin Residential     0.000     0.000     0.052     0.185     0.441     0.856
Ohio/Indiana Residential          68.990    68.438    67.616    66.677    65.669    64.572
Canada Residential                 0.000     0.000     0.020     0.092     0.252     0.580
Minnesota Commercial               0.000     0.004     0.024     0.078     0.181     0.339
Iowa,North/South Commercial        0.000     0.004     0.024     0.080     0.191     0.372
Illinois/Wisconsin Commercial      0.000     0.005     0.026     0.077     0.174     0.331
Ohio/Indiana Commercial           66.493    66.461    66.345    66.083    65.601    64.825
Canada Commercial                  0.000     0.004     0.029     0.097     0.234     0.455
Minnesota Industrial               0.000     0.006     0.043     0.163     0.391     0.728
Iowa,North/South Industrial        0.000     0.005     0.037     0.138     0.327     0.606
Illinois/Wisconsin Industrial      0.000     0.008     0.050     0.163     0.375     0.702
Ohio/Indiana Industrial           74.082    74.044    73.985    73.902    73.725    73.327
Canada Industrial                  0.000     0.007     0.063     0.315     0.795     1.480
Other                              8.030     8.029     8.034     8.051     8.135     8.297
Resale                            36.965    36.670    36.233    35.715    35.142    34.550

TABLE R7:  RETAIL ENERGY COMPANY PERFORMANCE MEASURES

PURPOSE: Table R7 provides a comparison of company performance among all the retail companies. Information includes sales, average prices, revenues, net income, and return on equity.

USE: The retail companies are evaluated based on their ability to optimize these variables. In games without retail wheeling successful retail companies are those with the lowest prices.

          Table R7: Retail Energy Company Performance Measures for 1999
                          American Electric Power, DARW

                                            1994      1995      1996      1997      1998      1999
          SALES (GWh/Year)
          Minnesota Power                 10,203    10,780    11,706    12,825    14,108    15,453
          Primergy                        61,434    61,832    63,187    64,781    66,639    68,620
          Otter Tail Power                 4,317     4,546     4,902     5,335     5,827     6,255
          Wisconsin Power and Light       10,840    10,849    11,112    11,536    12,076    12,564
          Interstate/IES Utilities        15,804    15,918    16,179    16,556    17,206    18,069
          North/South Dakota               3,600     4,524     5,954     7,585     9,183    10,557
          Central Illinois Light Co.       5,835     5,846     6,086     6,501     7,135     8,032
          Union Electric                  53,603    53,589    54,469    55,614    56,608    57,050
          Commonwealth Edison             85,171    85,266    87,288    89,820    92,236    93,681
          Illinois Power                  22,112    22,139    22,603    23,234    24,027    24,809
          American Electric Power        131,574   132,673   135,446   139,167   142,931   146,507
          Cinergy                         50,569    51,018    52,150    53,503    54,731    55,964
          Iowa Illinois Gas & Electric     6,147     6,202     6,308     6,481     6,787     7,238
          Canada                          36,066    36,760    37,450    38,125    38,523    38,420
          Independent Power Producer           0         0         0         0         0         0

          AVERAGE PRICE (MILLS/kWh)
          Minnesota Power                   28.7      26.8      27.3      25.3      25.4      26.3
          Primergy                          33.8      34.6      27.4      25.6      19.8      16.6
          Otter Tail Power                  28.0      27.9      35.6      33.9      33.2      34.5
          Wisconsin Power and Light         31.2      31.6      28.7      26.9      26.9      28.7
          Interstate/IES Utilities          33.8      38.2      34.5      30.9      24.6      21.8
          North/South Dakota                33.8      24.9      20.8      29.1      28.6      28.1
          Central Illinois Light Co.        34.9      35.2      28.7      26.5      23.5      22.3
          Union Electric                    38.0      36.9      34.4      29.5      26.9      25.9
          Commonwealth Edison               57.2      56.8      37.3      30.8      30.3      32.5
          Illinois Power                    47.3      46.8      35.5      32.5      25.4      25.3
          American Electric Power           31.6      32.6      22.0      18.6      17.1      17.1
          Cinergy                           33.8      34.8      29.1      26.8      25.3      20.2
          Iowa Illinois Gas & Electric      40.1      41.9      38.4      36.1      30.8      28.8
          Canada                            26.4      26.9      32.0      31.9      32.6      34.7
          Independent Power Producer         0.0       0.0       0.0       0.0       0.0       0.0
            Average Price                   37.6      37.9      29.6      26.4      24.2      23.6

          TOTAL REVENUE (M$)
          Minnesota Power                    293.24       288.56       319.32       324.72       358.51       406.65
          Primergy                         2,076.40     2,137.00     1,729.57     1,656.68     1,321.50     1,141.50
          Otter Tail Power                   121.04       126.69       174.33       180.82       193.44       215.55
          Wisconsin Power and Light          338.09       343.07       319.21       309.82       325.17       360.09
          Interstate/IES Utilities           534.74       607.37       558.33       510.87       422.76       393.73
          North/South Dakota                 121.66       112.67       123.97       220.72       262.36       296.51
          Central Illinois Light Co.         203.80       205.71       174.69       172.34       167.97       179.46
          Union Electric                   2,036.54     1,976.42     1,874.56     1,641.13     1,520.06     1,475.89
          Commonwealth Edison              4,872.31     4,843.14     3,251.85     2,768.49     2,794.55     3,041.10
          Illinois Power                   1,046.03     1,036.49       803.36       755.99       609.42       627.99
          American Electric Power          4,153.14     4,327.82     2,977.13     2,584.59     2,446.61     2,510.10
          Cinergy                          1,708.81     1,775.16     1,517.67     1,433.83     1,383.93     1,130.67
          Iowa Illinois Gas & Electric       246.47       260.15       241.97       234.00       209.27       208.17
          Canada                             951.32       988.84     1,197.05     1,215.21     1,254.08     1,331.31
          Independent Power Producer           0.00         0.00         0.00         0.00         0.00         0.00

          NET INCOME (M$)
          Minnesota Power                      1.88         6.76        37.46        25.09        23.03       -11.11
          Primergy                            11.27       511.92       255.50       453.33       327.03       117.09
          Otter Tail Power                     0.65         0.53        31.36        29.34        23.04        44.74
          Wisconsin Power and Light            3.77        40.22        31.97        13.53        -2.89       -51.96
          Interstate/IES Utilities             3.50       133.43       125.86       158.49       102.38        72.20
          North/South Dakota                   3.65        33.10        -5.97        45.41        55.35        90.16
          Central Illinois Light Co.           2.68        37.57        20.22        23.43        15.07        32.62
          Union Electric                       8.44       390.92       503.15       422.73       365.08       520.81
          Commonwealth Edison                  5.34     1,949.12       976.38       539.28       339.49       -65.32
          Illinois Power                       6.62       354.40       219.31       296.10       171.42       124.45
          American Electric Power              5.46     1,530.70       651.21       424.75       248.22       401.07
          Cinergy                              8.68       308.35       178.06       133.69       286.98        51.88
          Iowa Illinois Gas & Electric         3.14        76.56        68.16        82.98        64.98        62.26
          Canada                               1.54        58.47       210.56       201.86       170.91        35.31
          Independent Power Producer          -0.00        -0.00        -0.00        -0.00        -0.00        -0.00

          RETURN ON EQUITY
          Minnesota Power                     0.126        0.393        1.253        0.653        0.498       -0.317
          Primergy                            0.125        1.941        0.729        0.899        0.531        0.179
          Otter Tail Power                    0.134        0.105        2.001        1.145        0.689        0.920
          Wisconsin Power and Light           0.127        0.930        0.591        0.231       -0.052       -7.827
          Interstate/IES Utilities            0.129        1.844        1.094        0.938        0.503        0.317
          North/South Dakota                  0.122        0.803       -0.170        0.897        0.797        0.901
          Central Illinois Light Co.          0.133        1.145        0.511        0.493        0.287        0.513
          Union Electric                      0.125        1.950        1.355        0.821        0.571        0.638
          Commonwealth Edison                 0.133        2.773        0.944        0.443        0.255       -0.052
          Illinois Power                      0.151        2.164        0.922        0.876        0.433        0.284
          American Electric Power             0.131        2.725        0.832        0.458        0.245        0.349
          Cinergy                             0.134        1.823        0.776        0.487        0.772        0.133
          Iowa Illinois Gas & Electric        0.127        1.509        0.923        0.813        0.524        0.429
          Canada                              0.119        0.819        0.747        0.417        0.261        0.051
          Independent Power Producer        -99.000      -99.000      -99.000      -99.000      -99.000      -99.000

TABLE R8:  SYSTEM ENERGY BALANCE

PURPOSE: This table provides a "snapshot" of the complete electric market you are competing in. Each company's sales and where the energy came from by company is provided as well as a record of emergency purchases.

USE: You can use Table R8 to evaluate your purchasing strategies by comparing them with your competitors. You can see whether you rely more or less on the spot market, what your reserve margin is relative to your competitors (subtract sales from purchases) and whether your emergency purchases seem excessive when compared to other utilities.

              Table R8: System Energy Balance (gWh) for 1999, DARW


                                                1994         1995         1996         1997         1998         1999
            TOTAL SALES
            Minnesota Power                    10,203       10,780       11,706       12,825       14,108       15,453
            Primergy                           61,434       61,832       63,187       64,781       66,639       68,620
            Otter Tail Power                    4,317        4,546        4,902        5,335        5,827        6,255
            Wisconsin Power and Light          10,840       10,849       11,112       11,536       12,076       12,564
            Interstate/IES Utilities           15,804       15,918       16,179       16,556       17,206       18,069
            North/South Dakota                  3,600        4,524        5,954        7,585        9,183       10,557
            Central Illinois Light Co.          5,835        5,846        6,086        6,501        7,135        8,032
            Union Electric                     53,603       53,589       54,469       55,614       56,608       57,050
            Commonwealth Edison                85,171       85,266       87,288       89,820       92,236       93,681
            Illinois Power                     22,112       22,139       22,603       23,234       24,027       24,809
            American Electric Power           131,574      132,673      135,446      139,167      142,931      146,507
            Cinergy                            50,569       51,018       52,150       53,503       54,731       55,964
            Iowa Illinois Gas & Electric        6,147        6,202        6,308        6,481        6,787        7,238
            Canada                             36,066       36,760       37,450       38,125       38,523       38,420
            Independent Power Producer              0            0            0            0            0            0
              TOTAL                           497,275      501,942      514,839      531,065      548,016      563,218

            TOTAL LOSSES                       39,868       29,099       30,236       31,544       32,907       34,132

            TOTAL PURCHASES
            Minnesota Power                    10,723       11,330       12,302       13,478       14,826       16,241
            Primergy                           71,063       60,308       61,917       63,733       65,876       68,205
            Otter Tail Power                    4,924        5,185        5,592        6,086        6,646        7,135
            Wisconsin Power and Light          11,586       11,595       11,876       12,329       12,906       13,428
            Interstate/IES Utilities           16,714       16,836       17,111       17,510       18,197       19,111
            North/South Dakota                  4,058        5,101        6,713        8,552       10,353       11,902
            Central Illinois Light Co.          6,030        6,041        6,289        6,718        7,373        8,301
            Union Electric                     56,676       56,661       57,591       58,802       59,853       60,320
            Commonwealth Edison                92,338       92,440       94,633       97,378       99,996      101,563
            Illinois Power                     22,798       22,826       23,305       23,956       24,773       25,579
            American Electric Power           139,119      140,280      143,213      147,147      151,126      154,907
            Cinergy                            53,680       54,157       55,358       56,794       58,099       59,407
            Iowa Illinois Gas & Electric        6,433        6,491        6,602        6,783        7,103        7,575
            Canada                             41,001       41,790       42,575       43,342       43,795       43,678
            Independent Power Producer              0            0            0            0            0            0
              TOTAL                           537,143      531,041      545,076      562,609      580,923      597,350

            DIRECT ACCESS OR CfD PURCHASES
            Minnesota Power                     6,251        3,423        1,856        2,014        3,184        2,977
            Primergy                           59,264        5,444        6,504       43,852       60,252       58,690
            Otter Tail Power                    2,832           41        1,283        1,264        1,361        4,966
            Wisconsin Power and Light           9,802            0            0            0            0            0
            Interstate/IES Utilities           11,819        1,866        5,829       13,232       16,716       17,338
            North/South Dakota                  3,137        5,101        1,786        2,444        4,477       11,902
            Central Illinois Light Co.          5,675        1,037        1,821        3,786        5,680        7,532
            Union Electric                     44,958       16,995       34,569       44,996       50,705       54,150
            Commonwealth Edison                88,570            0            0            0            0            0
            Illinois Power                     19,654        1,790        5,281       15,547       18,809       19,004
            American Electric Power           111,295      140,280      142,803      146,524      148,827      144,085
            Cinergy                            50,330        7,225       14,080       25,938       48,018       56,534
            Iowa Illinois Gas & Electric        5,632          701        2,360        3,579        5,491        5,694
            Canada                             40,420            0            0            0            0            0
            Independent Power Producer              0            0            0            0            0            0
              TOTAL                           459,640      183,904      218,172      303,177      363,521      382,872

            SPOT PURCHASES
            Minnesota Power                         0        7,906       10,446       11,464       11,643       13,263
            Primergy                                0       54,863       55,413       19,881        5,624        9,516
            Otter Tail Power                        0        5,144        4,309        4,821        5,285        2,169
            Wisconsin Power and Light               0       11,595       11,876       12,329       12,906       13,428
            Interstate/IES Utilities                0       14,970       11,282        4,278        1,481        1,773
            North/South Dakota                      0            0        4,928        6,108        5,876            0
            Central Illinois Light Co.              0        5,004        4,468        2,932        1,693          768
            Union Electric                          0       39,666       23,022       13,806        9,148        6,170
            Commonwealth Edison                     0       92,440       94,633       97,378       99,996      101,563
            Illinois Power                          0       21,036       18,023        8,409        5,964        6,575
            American Electric Power                 0            0          409          623        2,299       10,821
            Cinergy                                 0       46,932       41,279       30,857       10,081        2,873
            Iowa Illinois Gas & Electric            0        5,790        4,242        3,203        1,612        1,881
            Canada                                  0       41,790       42,575       43,342       43,795       43,678
            Independent Power Producer              0            0            0            0            0            0
              TOTAL                                 0      347,137      326,904      259,432      217,402      214,478

            TOTAL OTHER PURCHASES              77,503            0            0            0            0            0

            TOTAL EMERGENCY PURCHASES               0            0            0            0            0            0

            TOTAL PURCHASES                   537,143      531,041      545,076      562,609      580,923      597,350

TABLE R9:  RETAIL ENERGY COMPANY COST PERFORMANCE DETAILS

PURPOSE: This table lists average cost of power, average unit cost of contracts, average unit costs of spot market purchases and common stockholders equity for each company.

USE: You can use this table to compare your buying strategies with those of other companies. You can determine whether your average power costs were too high relative to other companies' contract prices.

DEFINITION:

- AVERAGE COST OF POWER: This is the weighted average cost of contract power, spot market purchases and emergency power.

     Table R9: Retail Energy Company Cost Performance Details For 1999, DARW


                                                       1994      1995      1996      1997      1998     1999
           AVERAGE COST OF POWER (MILLS/KWH)
           Minnesota Power                            28.56     26.06     24.00     23.36     23.81     27.08
           Primergy                                   33.58     26.20     23.54     18.92     15.49     15.64
           Otter Tail Power                           27.84     27.68     29.09     28.50     29.49     27.63
           Wisconsin Power and Light                  30.70     27.76     25.86     25.80     27.33     32.93
           Interstate/IES Utilities                   33.48     29.64     26.90     21.72     19.37     18.70
           North/South Dakota                         32.95     17.17     21.64     22.82     22.40     19.55
           Central Illinois Light Co.                 34.17     28.53     25.41     23.05     21.67     18.54
           Union Electric                             37.76     29.51     25.36     22.40     21.14     17.69
           Commonwealth Edison                        57.08     33.88     26.78     25.87     27.83     34.47
           Illinois Power                             46.82     30.61     26.19     20.46     19.29     21.56
           American Electric Power                    31.50     21.06     17.53     16.02     15.96     15.01
           Cinergy                                    33.51     28.64     25.79     24.51     20.33     19.73
           Iowa Illinois Gas & Electric               39.47     29.40     27.80     23.92     22.27     21.42
           Canada                                     26.16     25.13     26.32     27.11     29.16     35.23
           Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00
             Average Cost of Power                    37.41     27.00     23.52     21.52     20.91     21.94

           UNIT COST OF CONTRACTS (MILLS/KWH)
           Minnesota Power                            32.36     28.39     17.37     16.81     15.62     12.82
           Primergy                                   32.58     36.71     33.80     17.00     15.35     15.43
           Otter Tail Power                           31.19     89.00     22.12     22.48     22.67     16.89
           Wisconsin Power and Light                  30.10      0.00      0.00      0.00      0.00      0.00
           Interstate/IES Utilities                   35.75     35.57     20.69     16.71     17.34     17.69
           North/South Dakota                         34.09     13.59     20.58     10.47     10.97     13.09
           Central Illinois Light Co.                 34.85     35.06     24.71     18.98     18.74     17.28
           Union Electric                             39.35     24.46     20.52     18.03     17.63     13.18
           Commonwealth Edison                        58.19      0.00      0.00      0.00      0.00      0.00
           Illinois Power                             54.04     37.13     24.76     14.11     16.15     16.90
           American Electric Power                    30.78     14.42     14.54     14.00     14.74     14.08
           Cinergy                                    33.85     35.61     24.60     21.10     18.87     19.29
           Iowa Illinois Gas & Electric               44.48     35.54     23.94     19.09     18.58     15.94
           Canada                                     26.37      0.00      0.00      0.00      0.00      0.00
           Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00
             Average Unit Cost                        38.45     17.73     17.43     15.91     16.09     15.32

           UNIT COST OF SPOT MARKET PURCHASES
             (MILLS/KWH)
           Minnesota Power                            19.97     22.79     21.87     21.91     23.32     28.81
           Primergy                                   25.15     23.59     22.56     16.73      0.00     14.86
           Otter Tail Power                           14.95     23.59     22.56     22.36     24.29     30.04
           Wisconsin Power and Light                  21.33     24.21     22.78     23.48     25.48     32.47
           Interstate/IES Utilities                   26.03     23.59     23.39     16.01      0.00      0.00
           North/South Dakota                         24.70      0.00     20.49     20.61     21.57      0.00
           Central Illinois Light Co.                 26.60     23.59     23.38     23.51     24.29      0.00
           Union Electric                             18.69     23.59     17.08     15.07     12.64      5.91
           Commonwealth Edison                        42.07     24.45     22.88     23.78     25.92     33.37
           Illinois Power                             16.74     23.59     22.56     17.86     18.06     26.32
           American Electric Power                    26.60      0.00      0.00      0.00      0.00      0.00
           Cinergy                                    19.24     23.59     23.21     23.77      8.20      0.00
           Iowa Illinois Gas & Electric               16.75     23.59     23.39     17.53     15.40     20.12
           Canada                                     16.94     24.01     22.70     23.22     25.11     31.71
           Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00
             Average Unit Cost                        24.17     23.87     22.35     22.02     22.63     28.19

           COMMON STOCKHOLDERS EQUITY (M$/YR)
           Minnesota Power                            14.93     17.19     29.90     38.40     46.21     35.02
           Primergy                                   89.81    263.68    350.38    504.34    615.37    655.02
           Otter Tail Power                            4.88      5.03     15.67     25.62     33.43     48.62
           Wisconsin Power and Light                  29.66     43.26     54.06     58.58     55.49      6.64
           Interstate/IES Utilities                   27.08     72.36    115.07    168.88    203.61    228.09
           North/South Dakota                         29.98     41.21     35.18     50.61     69.41    100.04
           Central Illinois Light Co.                 20.12     32.81     39.60     47.49     52.54     63.55
           Union Electric                             67.63    200.43    371.39    515.01    639.04    816.01
           Commonwealth Edison                        40.18    702.77  1,034.63  1,217.88  1,333.21  1,267.61
           Illinois Power                             43.79    163.79    237.88    338.09    395.94    437.82
           American Electric Power                    41.50    561.74    782.95    927.18  1,011.38  1,147.57
           Cinergy                                    64.54    169.10    229.38    274.59    371.91    389.32
           Iowa Illinois Gas & Electric               24.74     50.73     73.86    102.04    124.09    145.23
           Canada                                     12.91     71.39    281.94    483.80    654.71    690.02
           Independent Power Producer                 -0.00     -0.00     -0.00     -0.00     -0.00     -0.00

TABLE R10:  SYSTEM CAPACITY MARGIN

PURPOSE: This table shows generation capacity by generation company; retail peak demand by retail company, and a capacity margin calculation by company. It also contains a region reserve margin and an effective region reserve margin.

USE: Table R10 is used for planning purposes to indicate how "tight" the capacity is getting in a region.

IMPORTANT DEFINITIONS:

-     CAPACITY MARGIN: Generation Capacity minus Retail Company Peak

-     REGION RESERVE MARGIN: Capacity Margin divided by Generation Capacity

-     EFFECTIVE REGION RESERVE MARGIN: includes outages

           GENERATION COMPANY ACTIONS - UNDERSTANDING AND USING FORMS

All player actions are implemented by submitting a completed form to the operator. These forms are entered into the computer by the operator who then runs the model and prints reports. In each form you should provide all the information, but only the information requested; complex contracts must be submitted on multiple forms. When submitting a form which affects two players, both players must agree to the terms therein, but only one form is submitted.

There are two basic kinds of forms - forms for individual actions that exist for a specific length of time such as a contract between two parties and forms that initiate strategies that remain in effect until a new strategy form is submitted. An example of a strategy form would be retail pricing strategies or generation spot market bidding strategies.

FORM 1 - DIRECT ACCESS OR CFD CAPACITY CONTRACT

Form 1 is the Direct Access or CfD Capacity Contract form and is used to submit contracts for the sale or purchase of capacity. Although a Contract for Differences (CfD) is essentially a money transfer, it is completed in the same fashion as a Direct Access contract. Each bi-lateral agreement between a generator and a retail energy company must be represented on a "Direct Access or CfD Capacity Contract". Help determining energy and capacity costs can be found in the section "What do You Want to Sell it For" in the generator's section of the CIGMOD explanations, tips and procedures handout. It is not essential that each contract have both a capacity charge and an energy charge; many contracts are made with energy charges alone. Since this form represents an agreement between a retail company and a generator, it is used by both parties; HOWEVER ONLY ONE FORM PER TRANSACTION IS SUBMITTED TO THE OPERATOR.

================================================================================

                 DIRECT ACCESS or CfD CAPACITY CONTRACT - Form 1


A Contract Between Retail Energy Company:  __________________

and Generation Company:  __________________


      Contract Beginning Year:            __________

      Contract Ending Year:               __________

      Capacity (MW):                      __________

      Energy Cost (Mills/kWh):            __________

      Capacity Cost ($/kW):               __________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM 2 - TRENDED ELECTRIC CAPACITY CONTRACT

Form 2 is the Trended Electric Capacity Contract form and is used to submit contracts for capacity sales and purchases when terms change over time. In all other respects, the procedure is the same as the procedure for filling out Form 1.

================================================================================

           TRENDED DIRECT ACCESS OR CfD CAPACITY CONTRACT - Form 2

   A Contract Between Retail Energy Company:  __________________

   and Generation Company:  __________________

                                     Beginning                     Ending

      Contract Year:                __________                    __________

      Capacity (MW):                __________                    __________

      Energy Cost (Mills/kWh):      __________                    __________

      Capacity Cost ($/kW):         __________                    __________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G3 - GENERATION COMPANY CAPACITY EXPANSION STRATEGIES

Form G3 is a strategy form allowing the generator to select one of four capacity expansion strategies. Once a strategy is selected, it remains in place until another form is submitted. If no form is submitted, then no building occurs; the default specification is "no building throughout the game". The first three options in Form G3 are actual strategies based on your own sales, your region's sales or spot market prices. The last option is for a single plant. Once the plant is constructed, no further construction will occur unless a new form is submitted.


================================================================================

           GENERATION COMPANY CAPACITY EXPANSION STRATEGIES - Form G 3

      Generation Company: ___________________________

    1. Sales. When you are selling more than __________ percent of your power through direct access contracts, then build __________ percent of your current capacity.

   OR

    2. System Needs. When the system needs power, build ___________ percent of the system deficiency.

   OR

    3. Spot Market. When the spot market price is greater than the cost of new capacity, then build __________ percent of the system capacity.

   OR

      4. User.  Specify new capacity to be constructed:

      Region: _______________

      Fuel Type: __________________________________

      Year to Begin Construction:  ___________________

      Capacity (MW): _____________________________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G4 - GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES

is used to select a generation company spot market bidding strategy - how the generator will construct his offer price to the pool. One of two methods may be used. The generator may select a fraction of fixed and fraction of variable cost (either fraction can be greater than 1) of each plant type that will become the offer price. Or the pricing can be done exogenously by pricing homogeneous blocks of power from a specified region. The generator can select only one method for bidding all his power. If the block method is selected, then the region where the plants are located must be specified. If the generating company has plants in different regions, a separate form must be filled out for each region when using the block pricing method.

================================================================================

          GENERATION COMPANY SPOT MARKET BIDDING STRATEGIES - Form G 4

      Generation Company: ____________________________

    1. Percent Method
                              Percent of       Percent of         Percent of
                              Fixed Cost       Variable Cost    Unused Capacity

      Gas/Oil Turbine         __________        __________          __________

      Gas/Oil CC              __________        __________          __________

      Gas/Oil Steam           __________        __________          __________

      Coal                    __________        __________          __________

      Advanced Coal           __________        __________          __________

      Nuclear                 __________        __________          __________

      Hydro                   __________        __________          __________

      Renewables              __________        __________          __________

      OR

    2. User Specified

      Region:     ________________________

                              Capacity                    Price
                              (MW)                    (Mills/kWh)

      Block 1                 ____________            ____________

      Block 2                 ____________            ____________

      Block 3                 ____________            ____________

      Block 4                 ____________            ____________

      Block 5                 ____________            ____________

      Block 6                 ____________            ____________

      Block 7                 ____________            ____________

      Block 8                 ____________            ____________

      Block 9                 ____________            ____________

      Block 10                ____________            ____________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G5 - GENERATION COMPANY PLANT RETIREMENTS

Form G5 is used to retire plants. Only a few plants retire during the game unless this form is submitted. The region in which the plant is located can be determined from Table G5.


================================================================================

               GENERATION COMPANY PLANT RETIREMENTS - Form G 5


    Generation Company:  __________________

    Region: ______________________________

      Plant Type: __________________________

      Year of Retirement:     __________

      Capacity to Retire (MW):      __________

       Simulation Year: __________                            _________________
                                                              Operator Use Only

================================================================================

FORM G6 - GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES

The Generation Company Spot Market Purchase Strategy Form G6 allows the generation company to set a policy for spot market purchases. One of two strategies may be selected - either based on an exogenously specified number of MW or a percentage of total demand by capacity type. This is spot market purchases only, emergency power is not included. The loading order determines when your purchases will be made . If no minimum is set, then zero is the default specification. Prices may be specified in either Mills/Kwh or as a fraction of previous spot market prices.


================================================================================

         GENERATION COMPANY SPOT MARKET PURCHASE STRATEGIES - Form G6


      Generation Company:  ____________________________

    I would like to buy the following capacity from the spot market:

                        MW     OR         % of Demands

      Baseload          _________                 __________

      Intermediate      _________                 __________

      Peaking           _________                 __________

      Use the following prices to determine the loading order of my spot purchases:

                              Mills/kWh     OR     % of Spot Market Price
                                                   in Previous Period

      Baseload                _________             __________

      Intermediate            _________             __________

      Peaking                 _________             __________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G7 - GENERATION COMPANY MERGERS

Form G7 is the Generation Company Merger form and is used when two generating companies decide to merge. It requires the approval of both parties. During a merger all assets and liabilities of two companies are combined to form one company. The purchase price is not an issue in a merger. Both sets of players now work together as a single company.

================================================================================

                    GENERATION COMPANY MERGERS - Form G 7


      Generation Company:   ______________________ is merging

      Generation Company:   ___________________________ into it.

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G8 -  GENERATION COMPANY ACQUISITION

Form G8 is the Generation Company Acquisitions form and is used when a generation company acquires another generation company. It requires the approval of both parties. During an acquisition the acquiring company receives all the assets and liabilities of the acquired company except the common stock and retained earnings. The change in net assets of the acquiring company is based on the purchase price. The acquired company is left with cash, equal to the purchase price of the company, the common stock, and retained earnings, computed from the purchase price.

================================================================================

                  GENERATION COMPANY ACQUISITION - Form G 8


      Generation Company:  ______________________ is acquiring

      Generation Company:  ___________________________.

      Purchase Price (M$):  _________________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G9 - GENERATION COMPANY HOSTILE TAKE OVER

Form G9 is the Hostile Take Over form and is used when a generation company attempts a hostile take over of another generation company. Companies must be paid for in cash - no leveraged buy-outs. The purchasing utility would need to provide the common stock equity plus 20 percent in cash (accumulated in short term investments and tracked on the income statement) to complete a hostile takeover. The company initiating the take-over is allowed to use the cash of the take-over target to meet the cash requirement. The purchasing utility assumes the debt responsibility of the take over target. Except for the cash requirement the hostile takeover is the same as an acquisition.


================================================================================

               GENERATION COMPANY HOSTILE TAKE OVER - Form G 9


      Generation Company:  ______________________ is buying out

      Generation Company: ___________________________.

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G10 - GENERATION COMPANY FINANCIAL REORGANIZATION

Form G10 is the Generation Financial Reorganization form and is used to modify the exogenously specified financial parameters outside the normal boundary of the game. This form provides additional financial flexibility for company management.

This form is used to input the results of a financial reorganization of the company. The values entered on the form are the company values after the reorganization. All lines must be filled in. Do not put the change in the values, put the actual value.

================================================================================

           GENERATION COMPANY FINANCIAL REORGANIZATION - Form G 10

      Generation Company:     ______________________________________________

      Net Assets (M$):  _________________________

      Long Term Debt (M$):          _________________________

      Debt Interest (M$/yr):        _________________________

      Common Stock (M$):            _________________________

      Retained Earnings (M$):       _________________________

      Preferred Stock (M$):         _________________________

      Cash (M$):                    _________________________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G11 - GENERATION COMPANY MODIFY DIVIDEND RATE

Form G11 is the Generation Company Modify Dividend Rate form and is used to adjust the amount of dividends paid each year. The dividend payout rate may be adjusted as desired. Sometimes it is desirable to alter the dividend payout rate to allow the company to accumulate cash for takeover opportunities.


================================================================================

             GENERATION COMPANY MODIFY DIVIDEND RATE - Form G 11


      Generation Company:  ____________________________________________

      Common Stock Dividend Payout Ratio (%):   _________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G12 - GENERATION COMPANY MODIFY DEBT/EQUITY RATIO

Form G12 is the Generation Company Modify Debt/Equity Ratio form. Prudent adjustments can be made to this ratio to give the retail player added financial flexibility.

================================================================================

           GENERATION COMPANY MODIFY DEBT/EQUITY RATIO - Form G 12

      Generation Company:  ____________________________________________

      Marginal Debt/Equity Ratio (%):  _________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G13 - GENERATION COMPANY CASH TRANSFER

Generation form G13 allows the generating company to transfer cash from a generating company to a retail company. It requires the approval of both parties.

================================================================================

                 GENERATION COMPANY CASH TRANSFER - Form G 13

      FROM

      Generation Company: ________________________________

      TO

      Retail Company:  ___________________________________


      Transfer  ____________ M$

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

    (use negative values to transfer cash from the retail company to the generation company.)

FORM G14 - GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES

Form G14 is used to set the strategy for selling power in the computer auction. This strategy will determine whether the computer players are allowed to buy your power. The amount of generation assigned to the power auction can be determined by fuel type by either specifying the MW available or a percent of total capacity using each fuel. If no form is submitted, then no power is offered to the auction.

================================================================================

   GENERATION COMPANY DIRECT ACCESS SELLING QUANTITY STRATEGIES - Form G 14

      Generation Company: _________________________

            Plant Type        Capacity       OR       Percent of
                              (MW)                    Capacity

      Gas/Oil Turbine         __________              __________

      Gas/Oil CC              __________              __________

      Gas/Oil Steam           __________              __________

      Coal                    __________              __________

      Advanced Coal           __________              __________

      Nuclear                 __________              __________

      Hydro                   __________              __________

      Renewables              __________              __________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G15 - THE GENERATION COMPANY DIRECT ACCESS BIDDING STRATEGY

The Generation Company Direct Access Bidding Strategy Form (G15) allows the player to enter into the computer auction to sell power to the computer retail energy companies. The generating company specifies a minimum offer price one of two ways. Either it is specified by type as a percent of fixed and variable costs OR as an exogenously specified number. If the percentage is used, a second choice of whether to use embedded or new plant costs is also required. Only one method should be selected and this strategy will remain in effect until the retail player changes it by submitting another Form G 15.

================================================================================

          GENERATION COMPANY DIRECT ACCESS BIDDING STRATEGIES-Form G 15

      Generation Company: ______________________________________________
       Bid Prices to direct access power auction are a fraction of ______________ OR ______________ costs fixed and variable costs.
      1. embedded         2. new plant


                           Initial Price     Initial Price       Stop Price
                           Percent of        Percent of          Percent of
      Plant Type           Fixed Cost        Variable Cost       Variable Costs

      Gas/Oil Turbine      __________        __________          ___________

      Gas/Oil CC           __________        __________          ___________

      Gas/Oil Steam        __________        __________          ___________

      Coal                 __________        __________          ___________

      Advanced Coal        __________        __________          ___________

      Nuclear              __________        __________          ___________

      Hydro                __________        __________          ___________

      Renewables           __________        __________          ___________

    OR
    3. User.  Bid Prices are specified directly:

                           Initial           Initial
                           Fixed Cost        Variable Cost        Stop Price
      Plant Type           ($/KW)            (Mills/kWh)          (Mills/kWh)

      Gas/Oil Turbine      __________        __________           ___________

      Gas/Oil CC           __________        __________           ___________

      Gas/Oil Steam        __________        __________           ___________

      Coal                 __________        __________           ___________

      Advanced Coal        __________        __________           ___________

      Nuclear              __________        __________           ___________

      Hydro                __________        __________           ___________

      Renewables           __________        __________           ___________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G16 - GENERATION COMPANY BUY/SELL CAPACITY

Form G16 is the Buy/Sell Capacity form and is used by a generator who wants to sell a generating unit to another generating company. The book value of the plant can be estimated by multiplying the capacity cost times the number of kilowatts being sold.


================================================================================

               GENERATION COMPANY BUY/SELL CAPACITY - Form G 16


      Generation Company:  _______________________________________________

      Generation Company Buying Capacity:   ________________________________

      Region:  ____________________________________

      Plant:  _____________________________________

      Year:  _____________________________________

       Capacity (MW):  _____________________________

       Purchase Price (M$):  _________________________

       Book Value of Capacity (M$):  _________________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G17- GENERATION COMPANY CANCEL CONSTRUCTION

Form G17 is the Cancel Construction form and is used to cancel the construction of plants initiated during the game. This form can only be used for plant types that require more than one year to construct.


================================================================================

              GENERATION COMPANY CANCEL CONSTRUCTION - Form G 17


      Generation Company:  _______________________________________________

      Plant Type:   ___________________

      Region: __________________________________

      Capacity Under Construction to be Canceled (MW): ________________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G18 - GENERATION COMPANY TAKE OVER STRATEGY

Form G18 is the Generation Company Take Over Strategy form. This allows the generation company to set its strategy once, and the computer will make the financial transactions as they become available. Take over policies can be based on an aggressive "increase market share" philosophy or a purely defensive "eat or be eaten" philosophy or cost based (neutral). The strategy chosen remains in effect until a new form is submitted. This option is currently being developed and is not available.


================================================================================

              GENERATION COMPANY TAKE OVER STRATEGY - Form G 18

      Generation Company:  ______________________


                  Neutral           _______

                  Aggressive        _______

                  Defensive         _______

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G19 - GENERATION COMPANY PLAYER STATUS ADJUSTMENT

Generation Form G19 is a housekeeping form that allows human players to become computer players and vice versa or exit the game all together. This form is used when a generation company wants to also operate a retail operating company. The generation company selects a retail energy company currently being run by the computer or out of the game and changes the status to human and gives the company a new name.

================================================================================

           GENERATION COMPANY PLAYER STATUS ADJUSTMENT - Form G 19

      Generation Company:  ______________________  is changing

      its status to:    HUMAN             _________

                        COMPUTER          _________

                        N/A               _________

      and its name to ____________________________________.

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

FORM G20 - TRANSMISSION CONSTRAINTS

Form G20 initiates transmission constraints. This is decided upon and set at the beginning of the game and is not changed by individual players.

================================================================================

                     TRANSMISSION CONSTRAINTS - Form G 20


      Transmission Line             Capacity
                                      (MW)

      MAPP Canada to MAPP US        _____________

      MAPP US to MAIN               _____________

      MAIN to ECAR                  _____________

      Simulation Year: __________                             _________________
                                                              Operator Use Only

================================================================================

                          GENERATING COMPANY REPORTS

TABLE G1:  GENERATION COMPANY CAPACITY REQUIREMENT STATEMENT (MW)

PURPOSE: This table shows existing levels of generation capacity, additions under construction and retirements. An estimated reserve margin is offered. Capacity under contract is provided to calculate capacity available for sale.

USE: the generator uses the information in Table G1 to determine how much capacity can be offered for sale. The table also provides an indication of when capacity under construction will be available, when new capacity might be needed due to retirements or contractual obligations and what reserve margin would be appropriate.

DEFINITIONS:

- CAPACITY ON-LINE: total MW generation capacity available for generation at the beginning of the year

- CAPACITY UNDER CONSTRUCTION: MW of new capacity under construction. The length of the construction time depends on the plant being built.

- ESTIMATED RESERVES: A twenty percent reserve margin is estimated. You may choose to ignore this level and calculate your own.

- HISTORICAL PURCHASE CONTRACTS: contracts made historically that are set to zero in the future.

-     EFFECTIVE CAPACITY: Total capacity less the reserve margin.

-     CAPACITY UNDER CONTRACT: MW of capacity under a wholesale contract

- CAPACITY AVAILABLE FOR SALE: If contracted capacity is less than effective capacity the difference in MW is shown here.

- CAPACITY DEFICIT: If the contracted capacity is greater than the effective capacity, the difference in MW is shown here.


    Table G1: Generation Company Capacity Requirement Statement (MW) for 1999
                         Wisconsin Power and Light, DARW

                                      1999        2000        2001        2002        2003       2004        2005
Capacity On-line                     9,081       9,281       9,281       9,281       9,281      9,281       9,281
Capacity under Construction            200           0           0           0           0          0           0
Capacity Retirements                     0           0           0           0           0          0           0
  Total Capacity                     9,281       9,281       9,281       9,281       9,281      9,281       9,281
  Estimated Reserves                 2,320       2,320       2,320       2,320       2,320      2,320       2,320
Historical Purchase Contracts            0           0           0           0           0          0           0
Effective Capacity                   6,961       6,961       6,961       6,961       6,961      6,961       6,961
Capacity Under Contract              1,562       1,562       1,562       1,562       1,562      1,562       1,562

Capacity Available for Sale          5,399       5,399       5,399       5,399       5,399      5,399       5,399
Capacity Deficit                         0           0           0           0           0          0           0

TABLE G2:  GENERATION COMPANY STATEMENT OF INCOME AND FINANCE

PURPOSE: Table G2 shows the company income statement (all values in $M) including common measures of performance such as the debt/equity ratio and return on equity. Notice that operating revenues are divided into contract revenues and central dispatch revenues.

USE: the income statements shows how well you are doing financially and where your problems might be if you are not.

DEFINITIONS:

OPERATING REVENUES:

-     DIRECT ACCESS CONTRACT REVENUE: revenue from dispatching contracts.

- CENTRAL DISPATCH REVENUE: additional revenue from being dispatched by the pool as the lowest cost producer.

- CONTRACT FOR DIFFERENCES REVENUE: revenue from contracts hedging on generation price volatility.

-     SPOT MARKET REVENUE: revenue from sales to the spot market

-     OTHER REVENUE:  Includes revenue from transmission constraints

OPERATING EXPENSES FROM:

- SPOT MARKET PURCHASES: Power purchased from the spot market at the market price.

-     PURCHASED POWER:: Historical purchases which are set to 0 in the future.

- EMERGENCY POWER: A forced, computer generated purchase. Emergency power is purchased because contractual power was inadequate to cover your load.

-     OPERATING INCOME: Calculated as Operating Revenues minus Operating
      Expenses.

-     NET INCOME:  Operating Income plus Other Income minus Interest Payments.

SOURCES AND USES OF FUNDS

-     CONSTRUCTION EXPENDITURES:  money spent on new plant

- COMMON STOCK DIVIDENDS: money paid out to stockholders; this variable can be modified by the player.

- COMPANY PURCHASE PRICE: if you have engaged in a takeover or buyout during the previous year, the cost of the purchase is recorded here.

BALANCE SHEET

- CASH (ON HAND): yearly additions to retained earnings. Cash and retained earnings need to be watched and adjusted (by increasing expenditures, if necessary) to avoid becoming a take-over target.

-     RETAINED EARNINGS: cumulative cash on hand

-     RETURN ON EQUITY: classic measure of company health.

 Table G2: Generation Company Statement of Income and Finance (in millions)
                                    for 1999
                         Wisconsin Power and Light, DARW

                                                  1994      1995      1996      1997      1998      1999
         Operating Revenues:
            Direct Access Contracts ........       333         2         6       192       199       196
            Contract for Differences .......         0         0         0         0         0         0
            Central Dispatch ...............         0         0         0         0         0         0
            Spot Market ...............              0       291       301       687       689       913
            Other ..........................       123       102        82       146        97        49
              Total .....................          456       394       388     1,025       985     1,158

         Operating Expenses:
            Fuel Cost ......................       122       145       151       419       394       392
            Operation and Maintenance ......        54        73        74       195       191       188
            Purchased Power ................        38         0         0         0         0         0
            Spot Market Purchases ..........         0         0         0         0         0         0
            Central Dispatch ...............         0         0         0         0         0         0
            Emergency Purchased Power ......         0         0         0         0         0         0
              Total Production Expenses ....       214       218       225       614       585       580
            Depreciation ...................        26        32        30       128       121       114
            Income Taxes ...................        13        -6        -9       -49       -60         5
            Other Taxes ....................        10        11        11        45        42        41
            General and Admin. Costs .......        21         0         0         9        10         9
            Miscellaneous Expenses .........       132       110        88       157       105        52
               TOTAL .......................       417       366       345       904       803       801
         Operating Income ..................        39        28        43       121       182       357
         Other Income ......................         5         4         6         9         2        12
         Interest Payments .................        13        17        16        64        94        91
         Net Income ........................        31        16        33        66        90       279

         Sources
            Net Income .....................        31        16        33        66        90       279
            Depreciation ...................        26        32        30       128       121       114
            Funds From Debt ................        78         0         0       380         0         0
            Funds From Common Stock ........         0         0         0       780         0         0
            Funds from Preferred Stock .....         0         0         0         0         0         0
            Funds from Cash ................         0         0         0        64         0         0
               TOTAL .......................       134        48        64     1,417       211       393
         Uses
            Expenditures for New Capacity ..         9         0         0         0         0        51
            Common Stock Dividends .........        29         9        21        42        57       182
            Preferred Stock Dividends ......         2         1         2         2         4         4
            Preferred Stock Sinking Fund ...         1         1         1         2         2         2
            Debt Repayment .................        85         6         6        21        33        31
            Company Purchase Price .........         0         0         0     1,350         0         0
            New Liquid Investments .........         0        30        34         0       116       124
            Common Stock Repurchased .......         2         0         0         0         0         0
            Misc. Projects .................         7         0         0         0         0         0
               TOTAL .......................       134        48        64     1,417       211       393

         Assets
            Current Assets .................         0         0         0        67        67       250
            Net Assets .....................       483       549       519     2,183     2,062     1,999
            Liquid Investments .............         0        30        64         0       116        55
              TOTAL.........................       483       579       583     2,250     2,245     2,304
         Liabilities
            Current Liabilities ............        98        98        98         0         0         0
            Long Term Debt .................       138       182       176       977       945       913
            Preferred Stock ................        25        32        31        66        64        62
              TOTAL Liabilities ............       260       312       304     1,043     1,008       975
         Equity
            Common Stock ...................       109       148       148       928       928       928
            Retained Earnings ..............       114       119       130       279       308       402
              Common Stockholders Equity ...       223       267       278     1,207     1,236     1,330
         TOTAL Liab. and Equity ............       483       579       583     2,250     2,245     2,304

         Debt Fraction of Capitalization ...      0.38      0.40      0.39      0.45      0.43      0.41
         Return on Equity ..................      0.14      0.06      0.12      0.05      0.07      0.21

TABLE G3:  GENERATION COMPANY DIRECT ACCESS OR CFD SALES AND REVENUES

PURPOSE: Table G3 shows sales to, unit prices and total revenues by retail company. Also shown are line losses, spot market purchases and emergency purchases

USE: This table tracks your sales on a company by company basis and also calculates an average price of power for your company and compares it to an average spot market price. This table should help you discover whether or not you are making advantageous contracts with retail companies and should help you decide whether or not to sell more power in the spot market.

IMPORTANT DEFINITIONS:

IN THE SALES SECTION:
TOTAL PURCHASES: the sum of all your sales by retail company. This is gross sales to the retail company - the retail company nets out line losses.

IN THE UNIT PRICE AND REVENUES SECTIONS:
AVERAGE PRICE:  Your average price for all your contract sales
TOTAL REVENUE:  Total revenues from your contract sales

                Table G3: Generation Company Direct Access or CfD
                            Sales & Revenues for 1999
                         Wisconsin Power and Light, DARW


                                                  1994      1995      1996      1997      1998      1999
      DIRECT ACCESS or CfD SALES
        (GWh)
      Minnesota Power                                0         0         0         0         0         0
      Primergy                                       0         0         0         0       128       128
      Otter Tail Power                               0         0        53         0         0       100
      Wisconsin Power and Light                 11,586         0         0         0         0         0
      Interstate/IES Utilities                       0         0         0         0         0         0
      North/South Dakota                             0         0         0         0         0         0
      Central Illinois Light Co.                     0         0         0     1,664     1,664       888
      Union Electric                                 0         0         0         0        81        81
      Commonwealth Edison                            0         0         0         0         0         0
      Illinois Power                                 0         0         0         0         0       835
      American Electric Power                        0         0         0     1,378         5     1,104
      Cinergy                                        0         0        81     6,525     8,715     6,516
      Iowa Illinois Gas & Electric                   0         0         0         0         0         0
      Canada                                         0         0         0         0         0         0
      Independent Power Producer                     0         0         0         0         0         0
      Total                                     11,586         0       134     9,567    10,594     9,653

      DIRECT ACCESS or CfD PRICES
         (Mills/kWh)
      Minnesota Power                             0.00      0.00      0.00      0.00      0.00     0.00
      Primergy                                    0.00      0.00      0.00**********      5.54     5.54
      Otter Tail Power                            0.00      0.00     26.44********************    25.69
      Wisconsin Power and Light                  28.75      0.00      0.00      0.00      0.00     0.00
      Interstate/IES Utilities                    0.00      0.00      0.00      0.00      0.00     0.00
      North/South Dakota                          0.00      0.00      0.00      0.00      0.00     0.00
      Central Illinois Light Co.                  0.00      0.00      0.00     21.69     21.69    22.51
      Union Electric                              0.00      0.00      0.00      0.00     39.28    25.15
      Commonwealth Edison                         0.00      0.00      0.00      0.00      0.00     0.00
      Illinois Power                              0.00      0.00      0.00      0.00      0.00    30.61
      American Electric Power                     0.00      0.00      0.00      8.38      3.73    30.24
      Cinergy                                     0.00      0.00     38.91     21.77     18.13    17.21
      Iowa Illinois Gas & Electric                0.00      0.00      0.00      0.00      0.00     0.00
      Canada                                      0.00      0.00      0.00      0.00      0.00     0.00
      Independent Power Producer                  0.00      0.00      0.00      0.00      0.00     0.00
      Average                                    28.75      0.00     33.93     19.84     18.70    20.35

      DIRECT ACCESS or CfD REVENUES
        (M$/year)
      Minnesota Power                                0         0         0         0         0        0
      Primergy                                       0         0         0         0         1        1
      Otter Tail Power                               0         0         1         0         0        3
      Wisconsin Power and Light                    333         0         0         0         0        0
      Interstate/IES Utilities                       0         0         0         0         0        0
      North/South Dakota                             0         0         0         0         0        0
      Central Illinois Light Co.                     0         0         0        36        36       20
      Union Electric                                 0         1         1         1         3        2
      Commonwealth Edison                            0         0         0         0         0        0
      Illinois Power                                 0         0         0         1         1       26
      American Electric Power                        0         0         0        12         0       33
      Cinergy                                        0         0         3       142       158      112
      Iowa Illinois Gas & Electric                   0         0         0         0         0        0
      Canada                                         0         0         0         0         0        0
      Independent Power Producer                     0         0         0         0         0        0
      Total                                        333         2         6       192       199      196

TABLE G4:  GENERATION COMPANY CONTRACT INFORMATION

PURPOSE: Table G4 shows the particulars of your existing generation capacity contracts by year, fuel type and distribution company. Sales from each contract, revenue and average prices are also detailed.

USE: Looking at these contracts will help you get a feel for what you should be charging for your power. Notice that there are two costs in each contract: an energy cost (expressed on a kWh basis) and a capacity cost for reserving generation capacity.

DEFINITIONS:

- CONTRACT CAPACITY: amount of capacity (in MW) under contract to the distributor.

- ENERGY COST: this is generally the variable cost of power production including current fuel costs. It is possible and sometimes desirable to "roll in" part of the capacity cost into the energy cost.

- CAPACITY COST: Cost of reserving firm power service. Notice that this cost is given in dollars per kW while the contract capacity is listed in MW. Multiply the dollars per kW by 1000 to get dollars per MW.

- AVERAGE PRICE: The average price is sales divided by revenue. Normally, the average price will change with sales because fixed costs decline per unit as more kWh of energy are sold.

- CAPACITY FACTOR: This is the energy purchased in the previous period divided by the maximum energy which could be purchased from this contract.

- AVERAGE PRICE: The fuel type is only used to identify the contract if you need to cancel it.

           Table G4: Generation Company Contract Information for 1999
                            Wisconsin Power and Light

            CONTRACT    ENERGY    CAPACITY           RETAIL                                                 FUEL       CAPACITY
            CAPACITY     COST       COST             COMPANY            SALES   REVENUE   AVE. PRICE        TYPE        FACTOR
              (MW)    Mills/kWh)   ($/kW)                               (GWh)    (M$)     (Mills/kWh)

1999-2000       95       29.82      7        Illinois Power               835      26        30.61      Gas/Oil Turbi     1.00
2001-2021       95        0.00      7        Illinois Power                 0       0         0.00      Gas/Oil Turbi     0.00
1999-2002      215       29.24      5        American Electric Power    1,104      33        30.24      Gas/Oil Turbi     0.59
2003-2021      215        0.00      5        American Electric Power        0       0         0.00      Gas/Oil Turbi     0.00
1999-1999      190       20.75      8        Central Illinois Light C     888      20        22.51      Coal Steam        0.53
2000-2021      190        0.00      8        Central Illinois Light C       0       0         0.00      Coal Steam        0.00
1999-1999      724       20.75      8        Cinergy                    4,138      92        22.19      Coal Steam        0.65
2000-2021      724        0.00      8        Cinergy                        0       0         0.00      Coal Steam        0.00
1999-1999      271        6.84     15        Cinergy                    2,372      20         8.56         Nuclear        1.00
2000-2021      271        0.00     15        Cinergy                        0       0         0.00         Nuclear        0.00
1999-2000       15        5.09      4        Primergy                     128       1         5.54           Hydro        1.00
2001-2021       15        0.00      4        Primergy                       0       0         0.00           Hydro        0.00
1999-2001        1        2.72      4        Cinergy                        7       0         3.16           Hydro        1.00
2002-2021        1        0.00      4        Cinergy                        0       0         0.00           Hydro        0.00
1999-1999       42       24.83      2        Otter Tail Power             100       3        25.69           Waste        0.27
2000-2021       42        0.00      2        Otter Tail Power               0       0         0.00           Waste        0.00
1999-1999        9       24.90      2        Union Electric                81       2        25.15           Waste        1.00
2000-2021        9        0.00      2        Union Electric                 0       0         0.00           Waste        0.00
1999                                            Total                   9,653     196        20.35

TABLE G5: GENERATION COMPANY CAPACITY COSTS

PURPOSE: Table G5 shows the features of your existing generation capacity by fuel type and region including capacity factors and a breakdown of embedded costs.

USE: This table helps you make cost-based decisions about what to sell your power for by providing you with the information you need to determine the minimum price necessary to cover your costs. To allocate fixed costs over sales an estimate of sales must be made. This estimate is done using plant capacity factors and is described elsewhere in this document.

Pricing power is done on the basis of fixed and variable costs. Fixed costs must be annualized and prorated by a capacity factor to convert them into mills/kWh. This task is performed for you in the following table for capacity factors of 25, 50, and 75% . These fixed costs are then added to the variable costs to get a total mills/kWh cost of generation. These total costs are also listed in the table for 25, 50 and 75% capacity factors.

DEFINITIONS:

-     PLANT AVAILABILITY FACTOR: Percent of the year plant is available.

- ACTUAL CAPACITY FACTOR: Capacity factor of the plant for the previous year.

-     CAPACITY COSTS: Construction cost of the plant ($/Kw).

-     LEVELIZED CAPACITY COST: Capacity costs "spread out" on an annual basis

-     FIXED O&M COSTS: O&M costs that do not vary with GWh generated.

- ANNUAL FIXED COST: Sum of the levelized Capacity Cost and the fixed O&M costs. Values for fixed costs in mills/kWh are given for different capacity factors.

-     VARIABLE O&M COSTS: O&M costs that vary with the GWh sold.

-     VARIABLE COST OF PLANTS: Sum of fuel and variable O&M costs.

- AVERAGE COST OF POWER: this calculation is performed given several plant capacity factors.

              Table G5: Generation Company Capacity Costs for 1999
                         Wisconsin Power and Light, DARW

                               Oil/Gas CT   Oil/Gas CC   Oil Steam     Coal   Adv. Coal   Nuclear    Hydro    Waste
Generation Capacity (MW)
MAPP Canada                             0            0           0        0           0         0        0        0
MAPP US                               654            0           0    4,794           0       637       41      172
MAIN                                    0            0           0        0           0         0        0        0
ECAR                                    1          700           0    1,857           0       166       60        0
  Total                               655          700           0    6,651           0       803      101      172

Electricity Generated (GWh)           502        2,724           0   25,676           0     4,725      269      312
Plant Availability Factor (%        95.00        90.00        0.00    75.00        0.00     85.00    75.00    60.00
Actual Capacity Factor (%)           8.75        44.42        0.00    61.14        0.00     84.68    75.00    20.73

Existing Plants
  Fixed Cost ($/KW)

    Capacity Costs                    162          747           0      182           0       410      121        0
    Levelized Capacity Cost         28.10       129.30        0.00    31.54        0.00     70.97    21.03     0.00
    Fixed O&M Costs                  4.86        12.06        0.00    16.82        0.00     17.38     2.01    16.11
    Annual Fixed Cost               32.96       141.36        0.00    48.36        0.00     88.34    23.04    16.11

  Fixed Cost (MILLS/kWh)
    Actual Capacity Factor          42.98        36.33        0.00     9.03        0.00     11.91     3.51     8.87
    25% Capacity Factor             15.05        64.55        0.00    22.08        0.00     40.34    10.52     7.35
    50% Capacity Factor              7.52        32.27        0.00    11.04        0.00     20.17     5.26     3.68
    75% Capacity Factor              5.02        21.52        0.00     7.36        0.00     13.45     3.51     2.45

  Variable Cost (MILLS/KWH)
    Fuel Cost                       35.84        15.53        0.00    12.35        0.00      1.57     0.00    21.43
    Variable O&M Costs               0.44         0.69        0.00     3.07        0.00      0.00     0.00     4.51
    Pollution Tax Rate               0.00         0.00        0.00     0.00        0.00      0.00     0.00     0.00
    Variable Cost                   36.28        16.22        0.00    15.42        0.00      1.57     0.00    25.94

  Average Cost (MILLS/kWh)
    Actual Capacity Factor          79.26        52.55        0.00    24.45        0.00     13.48     3.51    34.81
    25% Capacity Factor             51.33        80.76        0.00    37.50        0.00     41.91    10.52    33.30
    50% Capacity Factor             43.80        48.49        0.00    26.46        0.00     21.74     5.26    29.62
    75% Capacity Factor             41.29        37.73        0.00    22.78        0.00     15.01     3.51    28.39

New Plants
  Fixed Cost ($/KW)

    Capacity Costs                    472          617       1,000    1,400       1,469     2,500    1,804    1,800
    Levelized Capacity Cost         81.70       106.80      173.10   242.34      254.29    432.75   312.27   311.58
    Fixed O&M Costs                  4.86        12.06        0.52    16.82       16.82     17.38     2.01    16.11
    Annual Fixed Costs              82.54       108.89      173.19   245.25      257.20    435.76   312.62   314.37

  Fixed Cost (MILLS/kWh)
    Actual Capacity Factor          15.70        20.72       32.95    46.66       48.93     82.91    59.48    59.81
    25% Capacity Factor             37.69        49.72       79.08   111.99      117.44    198.98   142.75   143.55
    50% Capacity Factor             18.85        24.86       39.54    55.99       58.72     99.49    71.38    71.77
    75% Capacity Factor             12.56        16.57       26.36    37.33       39.15     66.33    47.58    47.85

  Variable Cost (MILLS/KWH)
    Fuel Cost                       35.84        15.53       17.47    12.35       12.35      1.57     0.00    21.43
    Variable O&M Costs               0.44         0.69        4.52     3.07        3.07      0.00     0.00     4.51
    Pollution Tax Rate               0.00         0.00        0.00     0.00        0.00      0.00     0.00     0.00
    Variable Cost of Plants         36.28        16.22       21.99    15.42       15.42      1.57     0.00    25.94

  Average Cost (MILLS/kWh)
    25% Capacity Factor             73.97        65.94      101.07   127.41      132.86    200.54   142.75   169.49
    50% Capacity Factor             55.12        41.08       61.53    71.41       74.14    101.06    71.38    97.72
    75% Capacity Factor             48.84        32.79       48.35    52.75       54.56     67.89    47.58    73.79

TABLE G6: GENERATION COMPANY CAPACITY UNDER CONSTRUCTION

PURPOSE: Table G6 provides a listing of the generation plant under construction.

USE: For tracking purposes.


        Table G6: Generation Company Capacity under Construction for 1999
                            Wisconsin Power and Light

                                                  Completion
                 MW       Plant Type                 Date

no plants under construction at this time

TABLE G7: GENERATION COMPANY GENERATION COSTS

PURPOSE: Table G7 provides a detailed breakdown of generation plant use and costs and a comparison with system wide costs.

USE: You can use this table to evaluate your costs against your competitors.

DEFINITIONS:

-     CAPACITY FACTOR: fraction of the year the plant is generating.

PRICE OF SPOT MARKET PURCHASES:

- SPOT MARKET BASELOAD POWER: Your average cost of spot market baseload power.

- SPOT MARKET INTERMEDIATE POWER: Your average cost of spot market intermediate power.

-     SPOT MARKET PEAKING POWER: Your average cost of spot market peaking power

-     EMERGENCY POWER: Your average cost of emergency power.

SYSTEM SPOT MARKET PRICES :

- SPOT MARKET BASELOAD POWER: System average cost of spot market baseload power.

- SPOT MARKET INTERMEDIATE POWER: System average cost of spot market intermediate power.

- SPOT MARKET PEAKING POWER: System average cost of spot market peaking power.

-     EMERGENCY POWER: System average cost of emergency power.

Note: If a number is too large to fit in the space allocated in a report, then the number is replaced by a string of *********. This normally occurs on a unit price or cost when a fixed cost is divided by a very small number of kWhs.

             Table G7: Generation Company Generation Costs for 1999
                         Wisconsin Power and Light, DARW

                                            1994           1995      1996      1997      1998      1999
CAPACITY (MW)
Gas/Oil Turbines                             255            255       255       654       654       655
Gas/Oil Combined Cycle                         0              0         0       700       700       700
Gas/Oil Steam                                  0              0         0         0         0         0
Coal Steam                                 1,420          1,759     1,759     4,794     4,794     6,651
Advanced Coal                                  0              0         0         0         0         0
Nuclear                                      219            219       219       637       637       803
Hydro                                         39             39        39        41        41       101
Waste                                        172            172       172       172       172       172

GENERATION (GWh)
Gas/Oil Turbines                             874              0        79       510       408       502
Gas/Oil Combined Cycle                         0              0         0     2,743     2,352     2,724
Gas/Oil Steam                                  0              0         0         0         0         0
Coal Steam                                 6,971         11,559    11,559    27,846    26,686    25,676
Advanced Coal                                  0              0         0         0         0         0
Nuclear                                    1,625          1,631     1,631     4,743     4,743     4,725
Hydro                                        223            256       256       269       269       269
Waste                                        110              0       143       317       261       312

CAPACITY FACTOR
Gas/Oil Turbines                           39.12           0.00      3.56      8.90      7.12      8.74
Gas/Oil Combined Cycle                      0.00           0.00      0.00     44.73     38.35     44.42
Gas/Oil Steam                               0.00           0.00      0.00      0.00      0.00      0.00
Coal Steam                                 56.04          75.00     75.00     66.31     63.55     44.07
Advanced Coal                               0.00           0.00      0.00      0.00      0.00      0.00
Nuclear                                    84.71          85.00     85.00     85.00     85.00     67.18
Hydro                                      65.28          75.00     75.00     75.00     75.00     30.55
Waste                                       7.28           0.00      9.50     21.02     17.35     20.73

FUEL AND O&M COSTS (M$)
Gas/Oil Turbines                              33              1         4        22        18        21
Gas/Oil Combined Cycle                         0              0         0        53        47        53
Gas/Oil Steam                                  0              0         0         0         0         0
Coal Steam                                   131            208       208       510       492       508
Advanced Coal                                  0              0         0         0         0         0
Nuclear                                        6              6         6        19        19        21
Hydro                                          0              0         0         0         0         0
Waste                                          6              3         6        11        10        11

FUEL AND O&M COSTS (Mills/kWh)
Gas/Oil Turbines                           37.69     **********     51.86     42.51     44.06     42.62
Gas/Oil Combined Cycle                      0.00           0.00      0.00     19.29     19.81     19.32
Gas/Oil Steam                               0.00           0.00      0.00      0.00      0.00      0.00
Coal Steam                                 18.85          17.98     17.98     18.32     18.44     19.78
Advanced Coal                               0.00           0.00      0.00      0.00      0.00      0.00
Nuclear                                     3.91           3.90      3.90      3.90      3.90      4.52
Hydro                                       0.35           0.31      0.31      0.31      0.31      0.75
Waste                                      51.21     **********     45.30     34.69     36.54     34.81

PRICE OF SPOT MARKET PURCHASES
 (MILLS/KWH)
Baseload Spot Market                        0.00           0.00      0.00      0.00      0.00     75.89
Intermediate Spot Market                    0.00           0.00      0.00      0.00      0.00     75.89
Peaking Spot Market                         0.00           0.00      0.00      0.00      0.00      0.00
Emergency Purchases                         0.00           0.00      0.00      0.00      0.00      0.00

SYSTEM-WIDE PRICE OF SPOT MARKET
 PURCHASE (MILLS/KWH)
Baseload Spot Market                       25.00          23.59     22.56     22.68     24.29     30.04
Intermediate Spot Market                   50.00          27.81     23.60     28.09     32.31     46.02
Peaking Spot Market                        75.00          37.27     37.76     39.70     49.79     92.30
Emergency Purchases                       120.00          37.30     40.60     41.88     85.74    120.00

TABLE G8: GENERATION COMPANY GENERATION BALANCE

PURPOSE: Table G8 provides a summary of the generation company sales to retail companies and the actual generation and power purchases.

USE: The table shows where the generation company sales are originating and how the plants are being dispatched.

                 Table G8: Generation Balance (GWh/Yr) for 1999
                         Wisconsin Power and Light, DARW

                                            1994      1995      1996      1997      1998      1999
DIRECT ACCESS SALES
Minnesota Power                                0         0         0         0         0         0
Primergy                                       0         0         0         0       128       128
Otter Tail Power                               0         0        53         0         0       100
Wisconsin Power and Light                 11,586         0         0         0         0         0
Interstate/IES Utilities                       0         0         0         0         0         0
North/South Dakota                             0         0         0         0         0         0
Central Illinois Light Co.                     0         0         0     1,664     1,664       888
Union Electric                                 0         0         0         0        81        81
Commonwealth Edison                            0         0         0         0         0         0
Illinois Power                                 0         0         0         0         0       835
American Electric Power                        0         0         0     1,378         5     1,104
Cinergy                                        0         0        81     6,525     8,715     6,516
Iowa Illinois Gas & Electric                   0         0         0         0         0         0
Canada                                         0         0         0         0         0         0
Independent Power Producer                     0         0         0         0         0         0
  Total                                   11,586         0       134     9,567    10,594     9,653

SALES TO SPOT MARKET
Block 1                                        0         0       106       363       527       856
Block 2                                        0         0         0     3,862     3,300     3,616
Block 3                                        0         0         0         0         0         0
Block 4                                        0    11,559    11,559    22,450    20,079    19,786
Block 5                                        0         0         0         0         0         0
Block 6                                        0     1,631     1,631        16        16        16
Block 7                                        0       256       122        35        35        35
Block 8                                        0         0       116       133       170       247
Block 9                                        0         0         0         0         0         0
Block 10                                       0         0         0         0         0         0
  Total                                        0    13,446    13,534    26,860    24,127    24,556

CENTRAL DISPATCH SALES                         0         0         0         0         0         0

TOTAL SALES                               11,586    13,446    13,668    36,427    34,720    34,209

GENERATION

Gas/Oil Turbines                             874         0        79       510       408       502
Gas/Oil Combined Cycle                         0         0         0     2,743     2,352     2,724
Gas/Oil Steam                                  0         0         0         0         0         0
Coal Steam                                 6,971    11,559    11,559    27,846    26,686    25,676
Advanced Coal                                  0         0         0         0         0         0
Nuclear                                    1,625     1,631     1,631     4,743     4,743     4,725
Hydro                                        223       256       256       269       269       269
Waste                                        110         0       143       317       261       312
  Total                                    9,802    13,446    13,668    36,427    34,720    34,209

SPOT MARKET PURCHASES
Baseload                                       0         0         0         0         0         0
Intermediate                                   0         0         0         0         0         0
Peak                                           0         0         0         0         0         0
  Total                                        0         0         0         0         0         0

PURCHASES                                  1,784         0         0         0         0         0

CENTRAL DISPATCH PURCHASES                     0         0         0         0         0         0

EMERGENCY                                      0         0         0         0         0         0

TOTAL GENERATION & PURCHASES              11,586    13,446    13,668    36,427    34,720    34,209

TABLE G9: SPOT MARKET SALES AND REVENUE

PURPOSE: Table G9 provides information on spot market sales and revenue. The bid price and the actual price received are recorded as are the sales and capacity factor.

USE: This table is useful for checking your bidding strategy and determining how many of your bids were accepted.


DEFINITIONS:

- CAPACITY BID: This is the amount of capacity bid into the spot market. If capacity is bid into the spot market from more than one region, then the values are summed before being shown on this table.

- BID PRICE: This is the price at which your capacity is offered to the spot market. This bid price determines which blocks the spot market will purchase from.

- SPOT MARKET SALES: The amount of power the spot market purchased from each block.

- PRICES RECEIVED: The amount paid by the spot market depends on the cost of the last block dispatched during each hour. This price will generally be higher than the bid price for each block.

- SPOT MARKET REVENUES: Revenues are equal to spot market sales times the prices received.

- CAPACITY FACTOR: This is the fraction of the year which the spot market purchased power from each block.

                Table G9: Spot Market Sales and Revenue for 1999
                         Wisconsin Power and Light, DARW

                                      1994      1995      1996      1997      1998      1999
CAPACITY BID (MW)
Block 1                                  0       242       242       621       621       621
Block 2                                  0         0         0       630       630       627
Block 3                                  0         0         0         0         0         0
Block 4                                  0     1,320     1,320     3,070     2,952     2,804
Block 5                                  0         0         0         0         0         0
Block 6                                  0       186       186         2         2         2
Block 7                                  0        29        14         4         4         4
Block 8                                  0       103       103       103       103       103
Block 9                                  0         0         0         0         0         0
Block 10                                 0         0         0         0         0         0
  Total                                  0     1,880     1,865     4,430     4,313     4,161

BID PRICE (MILLS/KWH)
Block 1                               0.00     36.29     36.29     36.29     36.29     36.29
Block 2                               0.00      0.00      0.00     16.22     16.25     16.25
Block 3                               0.00      0.00      0.00      0.00      0.00      0.00
Block 4                               0.00     15.44     15.43     15.43     15.43     15.43
Block 5                               0.00      0.00      0.00      0.00      0.00      0.00
Block 6                               0.00      1.57      1.57      1.57      1.59      1.59
Block 7                               0.00      0.01      0.00      0.00      0.01      0.01
Block 8                               0.00     25.95     25.95     25.95     25.95     25.95
Block 9                               0.00      0.00      0.00      0.00      0.00      0.00
Block 10                              0.00      0.00      0.00      0.00      0.00      0.00

SPOT MARKET SALES (GWH)
Block 1                                  0         0       106       363       527       856
Block 2                                  0         0         0     3,862     3,300     3,616
Block 3                                  0         0         0         0         0         0
Block 4                                  0    11,559    11,559    22,450    20,079    19,786
Block 5                                  0         0         0         0         0         0
Block 6                                  0     1,631     1,631        16        16        16
Block 7                                  0       256       122        35        35        35
Block 8                                  0         0       116       133       170       247
Block 9                                  0         0         0         0         0         0
Block 10                                 0         0         0         0         0         0
  Total                                  0    13,446    13,534    26,860    24,127    24,556

PRICES RECEIVED (MILLS/KWH)
Block 1                               0.00      0.00     37.49     38.23     42.28     56.32
Block 2                               0.00      0.00      0.00     26.43     30.96     40.01
Block 3                               0.00      0.00      0.00      0.00      0.00      0.00
Block 4                               0.00     21.62     21.96     25.18     27.71     35.65
Block 5                               0.00      0.00      0.00      0.00      0.00      0.00
Block 6                               0.00     21.62     21.96     22.13     23.59     29.56
Block 7                               0.00     21.62     21.96     22.13     23.59     29.56
Block 8                               0.00      0.00     36.61     37.51     41.28     54.33
Block 9                               0.00      0.00      0.00      0.00      0.00      0.00
Block 10                              0.00      0.00      0.00      0.00      0.00      0.00

SPOT MARKET REVENUES (M$)
Block 1                                  0         0         4        14        22        48
Block 2                                  0         0         0       102       102       145
Block 3                                  0         0         0         0         0         0
Block 4                                  0       250       254       565       556       705
Block 5                                  0         0         0         0         0         0
Block 6                                  0        35        36         0         0         0
Block 7                                  0         6         3         1         1         1
Block 8                                  0         0         4         5         7        13
Block 9                                  0         0         0         0         0         0
Block 10                                 0         0         0         0         0         0
  Total                                  0       291       301       687       689       913

CAPACITY FACTOR (%)
Block 1                               0.00      0.00      5.00      6.67      9.68     15.72
Block 2                               0.00      0.00      0.00     69.98     59.80     65.80
Block 3                               0.00      0.00      0.00      0.00      0.00      0.00
Block 4                               0.00    100.00    100.00     83.49     77.64     80.56
Block 5                               0.00      0.00      0.00      0.00      0.00      0.00
Block 6                               0.00    100.00    100.00    100.00    100.00    100.00
Block 7                               0.00    100.00    100.00    100.00    100.00    100.00
Block 8                               0.00      0.00     12.87     14.72     18.75     27.33
Block 9                               0.00      0.00      0.00      0.00      0.00      0.00
Block 10                              0.00      0.00      0.00      0.00      0.00      0.00

TABLE G10: GENERATION COMPANY PERFORMANCE MEASURES

PURPOSE: Table G10 provides a comparison of company performance among all the generating companies. Information includes sales, average prices, revenues, net income, and return on equity.

USE: The generating companies are evaluated based on their ability to optimize these variables.

DEFINITIONS:

- AVERAGE PRICE: This is the average price received from selling power to retail energy companies or the spot market.


                    Table G10: Performance Measures for 1999
                         Wisconsin Power and Light, DARW

                                              1994      1995      1996      1997      1998      1999
            SALES (GWh/Year)
            Minnesota Power                 10,723    13,454    18,703    97,627    95,384    97,567
            Primergy                        71,063    79,644    66,300    51,170    55,933    59,490
            Otter Tail Power                 4,924     5,921     8,183     8,207     8,266     8,242
            Wisconsin Power and Light       11,586    13,446    13,668    36,427    34,720    34,209
            Interstate/IES Utilities        16,714     6,344    13,960         0         0         0
            North/South Dakota               4,058     4,434     4,566     4,564     4,726     4,904
            Central Illinois Light Co.       6,030     2,850     2,014     1,692     1,977     2,782
            Union Electric                  56,676    48,775    40,993         0         0         0
            Commonwealth Edison             92,338    84,765    86,331    86,788    85,973    85,708
            Illinois Power                  22,798    17,771    20,804    20,935    21,805    23,144
            American Electric Power        139,119   131,827   145,239   160,600   197,135   222,169
            Cinergy                         53,680    71,484    69,911    45,745    41,312    44,560
            Iowa Illinois Gas & Electric     6,433     6,845     9,861     8,810     9,716    10,818
            Canada                          41,001    45,785    47,805    42,977    42,197    43,165
            Independent Power Producer           0         0         0         0         0         0

            AVERAGE PRICE (Mills/kWh)
            Minnesota Power                   26.2      15.9      18.2      20.8      20.7      21.6
            Primergy                          35.3      22.8      22.7      22.1      21.6      24.8
            Otter Tail Power                  24.3      27.5      19.4      19.4      19.6      20.6
            Wisconsin Power and Light         39.3      29.3      28.4      28.1      28.4      33.9
            Interstate/IES Utilities          43.0      45.4      30.9       0.0       0.0       0.0
            North/South Dakota                82.5      60.0      52.0      44.8      38.3      36.8
            Central Illinois Light Co.        56.2      68.2      76.4      73.3      59.9      55.6
            Union Electric                    39.7      28.8      29.2       0.0       0.0       0.0
            Commonwealth Edison               52.7      18.1      19.2      19.8      21.6      28.7
            Illinois Power                    58.0      27.5      24.4      22.5      22.1      23.9
            American Electric Power           30.1      19.1      19.1      16.5      16.7      16.5
            Cinergy                           38.0      24.9      24.1      27.5      29.0      35.3
            Iowa Illinois Gas & Electric      69.2      46.3      36.3      33.5      30.8      32.0
            Canada                            25.4      21.2      21.2      19.3      19.2      23.7
            Independent Power Producer         0.0       0.0       0.0       0.0       0.0       0.0

              TOTAL REVENUE (M$)
            Minnesota Power                  281.3     214.2     340.4   2,029.6   1,974.6   2,110.8
            Primergy                       2,509.2   1,819.4   1,504.2   1,132.9   1,208.1   1,477.2
            Otter Tail Power                 119.5     162.7     158.5     159.6     162.4     170.0
            Wisconsin Power and Light        455.7     394.4     388.1   1,025.2     985.0   1,158.2
            Interstate/IES Utilities         719.3     288.0     430.9       0.0       0.0       0.0
            North/South Dakota               334.9     266.0     237.4     204.7     181.0     180.6
            Central Illinois Light Co.       339.2     194.5     153.8     124.1     118.4     154.8
            Union Electric                 2,249.3   1,403.2   1,197.1       0.0       0.0       0.0
            Commonwealth Edison            4,863.1   1,534.7   1,657.6   1,715.1   1,853.9   2,462.7
            Illinois Power                 1,323.1     488.9     507.1     470.3     482.3     554.1
            American Electric Power        4,183.5   2,523.1   2,779.2   2,643.5   3,288.2   3,661.6
            Cinergy                        2,037.3   1,783.1   1,685.9   1,258.4   1,198.8   1,571.4
            Iowa Illinois Gas & Electric     445.5     317.1     358.0     294.8     299.0     346.1
            Canada                         1,041.8     970.9   1,015.7     827.5     810.3   1,022.4
            Independent Power Producer         0.0       0.0       0.0       0.0       0.0       0.0


             NET INCOME (M$)
            Minnesota Power                  27.77    -61.84    -62.20   -112.21   -109.75      1.58
            Primergy                        206.38   -265.81   -249.98   -267.85   -241.30    -59.02
            Otter Tail Power                 14.31     15.83    -16.02    -17.19    -19.31    -26.36
            Wisconsin Power and Light        30.53     15.73     33.21     65.83     90.21    278.85
            Interstate/IES Utilities         34.85   -107.68    -89.00    136.93    140.83    144.98
            North/South Dakota               23.98     12.25     24.95     37.16     53.94     85.42
            Central Illinois Light Co.        9.19    -14.37     -7.88     -0.37     17.11     56.36
            Union Electric                  263.40   -108.36   -125.32    202.62    207.69    211.78
            Commonwealth Edison             238.35 -1,027.21   -925.38   -881.39   -831.06   -410.87
            Illinois Power                  127.48   -288.21   -274.20   -245.88   -197.83   -115.60
            American Electric Power         288.46   -480.92   -478.24   -812.62   -970.08 -1,299.42
            Cinergy                         105.82   -102.51   -104.44    -63.23     16.10    301.67
            Iowa Illinois Gas & Electric     31.71    -17.72     -6.88    -18.17      7.35     60.15
            Canada                           54.16     40.42     90.84     51.60     70.61    220.80
            Independent Power Producer        0.00      0.00      0.00      0.00      0.00     -0.85

            RETURN ON EQUITY
            Minnesota Power                  0.094    -0.138    -0.114    -0.063    -0.066     0.001
            Primergy                         0.119    -0.158    -0.175    -0.233    -0.268    -0.071
            Otter Tail Power                 0.197     0.129    -0.154    -0.202    -0.302    -0.433
            Wisconsin Power and Light        0.137     0.059     0.119     0.055     0.073     0.210
            Interstate/IES Utilities         0.105    -0.204    -0.125     0.104     0.103     0.102
            North/South Dakota               0.131     0.057     0.111     0.157     0.212     0.301
            Central Illinois Light Co.       0.069    -0.116    -0.069    -0.003     0.146     0.414
            Union Electric                   0.152    -0.062    -0.077     0.101     0.100     0.099
            Commonwealth Edison              0.060    -0.299    -0.315    -0.397    -0.534    -0.374
            Illinois Power                   0.114    -0.312    -0.383    -0.472    -0.584    -0.577
            American Electric Power          0.139    -0.247    -0.332    -0.929    -2.878   -99.000
            Cinergy                          0.075    -0.076    -0.085    -0.055     0.014     0.244
            Iowa Illinois Gas & Electric     0.108    -0.047    -0.014    -0.040     0.016     0.126
            Canada                           0.082     0.060     0.129     0.072     0.095     0.270
            Independent Power Producer       0.000     0.000     0.000     0.000     0.000    -0.038

TABLE G11: REGION CAPACITY REQUIREMENT STATEMENT (MW)

PURPOSE: This table shows generation capacity by fuel type including additions and retirements and regional peak demand with and without reserves. It also contains a system reserve margin.

USE: Table G11 is used for planning purposes to indicate how "tight" the capacity is getting in a region.

IMPORTANT DEFINITIONS:

ESTIMATED RESERVES: calculated at 20% default specification

SYSTEM RESERVE MARGIN: Capacity Margin divided by Generation Capacity


      Table G11: Region Capacity Requirement Statement (MW) for 1999, DARW

                                                   1999        2000        2001        2002        2005
            Region Peak Demand                  102,190     107,741     110,712     113,808     123,935
            Estimated Reserves                   25,548      26,935      27,678      28,452      30,984
            Peak w/ Reserves                    127,738     134,676     138,390     142,260     154,918

            Region Capacity:
            Gas/Oil Turbines                      6,984       6,984       6,984       6,984       6,984
            Gas/Oil Combined Cycle                2,800       4,100       4,100       4,100       4,100
            Gas/Oil Steam                         3,789       3,789       3,781       3,745       3,650
            Coal Steam                           82,893      82,893      82,746      82,746      82,746
            Advanced Coal                             0           0           0           0           0
            Nuclear                              20,565      20,565      20,565      20,565      20,565
            Hydro                                 7,487       7,487       7,487       7,487       7,487
            Waste                                   472         472         472         472         472

            Retirements:
            Gas/Oil Turbines                          0           0           0           0           0
            Gas/Oil Combined Cycle                    0           0           0           0           0
            Gas/Oil Steam                             0           8          36           0           0
            Coal Steam                                0         147           0           0           0
            Advanced Coal                             0           0           0           0           0
            Nuclear                                   0           0           0           0           0
            Hydro                                     0           0           0           0           0
            Waste                                     0           0           0           0           0

            Capacity under Construction:
            Gas/Oil Turbines                          0           0           0           0           0
            Gas/Oil Combined Cycle                1,300           0           0           0           0
            Gas/Oil Steam                             0           0           0           0           0
            Coal Steam                                0           0           0           0           0
            Advanced Coal                             0           0           0           0           0
            Nuclear                                   0           0           0           0           0
            Hydro                                     0           0           0           0           0
            Waste                                     0           0           0           0           0

            Total Region Capacity               126,290     126,135     126,099     126,099     126,004

            Capacity Surplus                          0           0           0           0           0
            Capacity Deficit                      1,448       8,541      12,291      16,161      28,914

            SYSTEM RESERVE MARGIN (%)             22.31       17.22       13.93       10.80        1.67

TABLE G12: REGIONAL GENERATION BALANCE

PURPOSE: Table G12 is a sales and generation balance sheet. Sales are divided into direct access by company, spot market by company and central dispatch sales, if any. Generation is by fuel type. Outside spot market purchases are also included.

USE: A summary sheet comparing sales and generation.

         Table G12: Regional Generation Balance (GWh/Yr) for 1999, DARW

                                            1994      1995      1996      1997      1998      1999
DIRECT ACCESS SALES
Minnesota Power                           10,723     3,423     1,856     2,014     3,184     2,977
Primergy                                  71,063     5,444     6,504    43,852    60,252    58,690
Otter Tail Power                           4,924        41     1,283     1,264     1,361     4,966
Wisconsin Power and Light                 11,586         0         0         0         0         0
Interstate/IES Utilities                  16,714     1,866     5,829    13,232    16,716    17,338
North/South Dakota                         4,058     5,101     1,786     2,444     4,477    11,902
Central Illinois Light Co.                 6,030     1,037     1,821     3,786     5,680     7,532
Union Electric                            56,676    16,995    34,569    44,996    50,705    54,150
Commonwealth Edison                       92,338         0         0         0         0         0
Illinois Power                            22,798     1,790     5,281    15,547    18,809    19,004
American Electric Power                  139,119   140,280   142,803   146,524   148,827   144,085
Cinergy                                   53,680     7,225    14,080    25,938    48,018    56,534
Iowa Illinois Gas & Electric               6,433       701     2,360     3,579     5,491     5,694
Canada                                    41,001         0         0         0         0         0
Independent Power Producer                     0         0         0         0         0         0
  Total                                  537,143   183,904   218,172   303,177   363,521   382,872

SALES TO SPOT MARKET
Minnesota Power                                0     7,121    11,716    48,427    45,785    46,717
Primergy                                       0    44,611    33,945    18,815    17,331    20,888
Otter Tail Power                               0       807       848       873       898       949
Wisconsin Power and Light                      0    13,446    13,534    26,860    24,127    24,556
Interstate/IES Utilities                       0     2,159     2,614         0         0         0
North/South Dakota                             0     3,960     4,041     4,119     4,140     4,243
Central Illinois Light Co.                     0     2,825     1,904     1,604     1,808     2,407
Union Electric                                 0    47,458    22,886         0         0         0
Commonwealth Edison                            0    81,656    76,717    70,108    57,038    63,927
Illinois Power                                 0     3,044     1,829     2,108     2,611     3,789
American Electric Power                        0    31,915    53,890    14,451    11,867    12,233
Cinergy                                        0    71,484    69,911    45,745    41,312    44,389
Iowa Illinois Gas & Electric                   0     3,700     6,456     4,485     4,671     4,725
Canada                                         0    35,255    29,875    24,771    24,035    25,063
Independent Power Producer                     0         0         0         0         0         0
  Total                                        0   349,440   330,166   262,365   235,623   253,886

CENTRAL DISPATCH SALES                         0         0         0         0         0         0

TOTAL SALES                              537,143   533,344   548,338   565,542   599,144   636,759

GENERATION

Gas/Oil Turbines                           2,835     1,026     2,523     2,692     2,742     3,152
Gas/Oil Combined Cycle                         0         0    20,692    15,603    15,758    15,788
Gas/Oil Steam                              2,270     2,333     2,441     3,031     3,411     4,569
Coal Steam                               303,505   345,769   334,127   354,951   375,455   391,089
Advanced Coal                                  0         0         0         0         0         0
Nuclear                                  115,354   139,144   138,735   138,131   135,514   134,755
Hydro                                     33,742    42,285    46,270    47,523    47,478    47,418
Waste                                        447       484       252       679       563       552
  Total                                  458,154   531,041   545,039   562,609   580,923   597,324

SPOT MARKET PURCHASES
Baseload                                       0     2,303     3,262     2,933    18,221    39,434
Intermediate                                   0         0         0         0         0         0
Peak                                           0         0         0         0         0         0
  Total                                        0     2,303     3,262     2,933    18,221    39,435

PURCHASES                                 77,500         0         0         0         0         0

CENTRAL DISPATCH PURCHASES                     0         0         0         0         0         0

EMERGENCY                                  1,488         0        37         0         0         0

TOTAL GENERATION & PURCHASES             537,143   533,344   548,338   565,542   599,144   636,759

TABLE G13: REGIONAL CAPACITY MARGINS

PURPOSE: Table G13 contains regional and system wide capacity margins.

USE: This table is useful when determining where to build new plants

DEFINITIONS:

-     CAPACITY MARGIN: Generation Capacity minus Retail Company Peak

- SYSTEM RESERVE MARGIN AND REGIONAL RESERVE MARGIN: Capacity Margin divided by Peak Load.

- EFFECTIVE SYSTEM AND REGION RESERVE MARGINS: The effective capacity margin is the total generating capacity derated based on forced and unforced outages less the peak load then divided by the peak load. This includes plant outages

           Table G13: Regional Capacity Margins (mW/Yr) for 1999, DARW

                                            1994      1995      1996      1997      1998      1999
  RETAIL COMPANY PEAK
Minnesota Power                            1,338     1,424     1,561     1,727     1,915     2,113
Primergy                                  10,880     9,254     9,493     9,766    10,091    10,453
Otter Tail Power                             580       614       666       730       803       866
Wisconsin Power and Light                  2,002     2,000     2,047     2,124     2,223     2,313
Interstate/IES Utilities                   2,705     2,724     2,768     2,831     2,939     3,081
North/South Dakota                           600       745       970     1,226     1,478     1,695
Central Illinois Light Co.                 1,137     1,137     1,182     1,262     1,385     1,561
Union Electric                             8,875     8,862     9,001     9,186     9,345     9,413
Commonwealth Edison                       17,928    17,923    18,326    18,833    19,312    19,589
Illinois Power                             3,395     3,394     3,460     3,549     3,661     3,768
American Electric Power                   26,268    26,483    27,025    27,750    28,481    29,175
Cinergy                                    9,195     9,275     9,477     9,719     9,938    10,160
Iowa Illinois Gas & Electric               1,034     1,043     1,060     1,088     1,136     1,208
Canada                                     6,334     6,461     6,590     6,719     6,801     6,795
Independent Power Producer                     0         0         0         0         0         0
  TOTAL                                   92,271    91,340    93,627    96,510    99,508   102,190

  GENERATION CAPACITY
Minnesota Power                            1,197     2,048     2,748    16,692    16,692    21,662
Primergy                                  13,271    15,516    15,516    15,516    15,516    20,136
Otter Tail Power                             573       971       971       971       971     1,260
Wisconsin Power and Light                  2,105     2,444     2,444     6,998     6,998     9,081
Interstate/IES Utilities                   2,922     3,853     4,553         0         0         0
North/South Dakota                           721       896       896       896       896     1,163
Central Illinois Light Co.                 1,257     1,324     1,324     1,324     1,324     1,719
Union Electric                            11,715    13,944    13,944         0         0         0
Commonwealth Edison                       24,396    25,113    25,813    25,813    25,813    33,498
Illinois Power                             5,164     5,762     5,762     5,762     5,762     7,478
American Electric Power                   23,383    28,677    28,677    28,677    28,677         0
Cinergy                                   11,611    12,248    12,248    12,248    12,248    15,895
Iowa Illinois Gas & Electric               1,549     1,701     2,401     2,401     2,401     3,116
Canada                                     7,581     7,691     7,691     7,691     7,691     9,981
Independent Power Producer                     0         0         0         0         0         0
  TOTAL                                  107,445   122,190   124,990   124,990   124,990   124,990

CAPACITY MARGIN                           15,174    30,850    31,363    28,480    25,482    22,800

SYSTEM RESERVE MARGIN (%)                  16.45     33.78     33.50     29.51     25.61     22.31

EFFECTIVE SYSTEM RESERVE MARGIN (%)       -10.38      2.64      2.82     -0.22     -3.22     -5.66

  SYSTEM PEAK

MAPP Canada                                6,334     6,414     6,473     6,539     6,580     6,578
MAPP US                                   12,830    11,958    12,407    12,922    13,531    14,142
MAIN                                      37,644    37,153    38,106    39,359    40,683    41,797
ECAR                                      35,463    35,815    36,641    37,690    38,715    39,673
  TOTAL                                   92,271    91,340    93,627    96,510    99,508   102,190

  REGIONAL CAPACITY
MAPP Canada                                7,581     7,691     7,691     7,691     7,691     7,691
MAPP US                                   16,689    20,680    20,680    20,680    20,680    20,680
MAIN                                      48,181    52,894    52,894    52,894    52,894    52,894
ECAR                                      34,994    40,925    43,725    43,725    43,725    43,725
  TOTAL                                  107,445   122,190   124,990   124,990   124,990   124,990

  REGIONAL RESERVE MARGIN (%)
MAPP Canada                                19.69     19.91     18.81     17.63     16.89     16.93
MAPP US                                    30.08     72.94     66.68     60.03     52.83     46.23
MAIN                                       27.99     42.37     38.81     34.39     30.01     26.55
ECAR                                       -1.32     14.27     19.33     16.01     12.94     10.21

  EFFECTIVE REGIONAL RESERVE MARGIN (%)
MAPP Canada                                -9.69     -9.53    -10.36    -11.25    -11.81    -11.78
MAPP US                                     2.07     34.54     29.67     24.83     19.21     14.06
MAIN                                       -0.41     10.42      7.66      4.20      0.81     -1.88
ECAR                                      -25.59    -13.90     -8.97    -11.50    -13.84    -15.65

TABLE G14: UNIT COST SUMMARY

PURPOSE: Table G14 provides a break down of unit costs: operating expenses, fuel costs, O&M costs, purchase costs and other costs by company.

USE: This table is useful for evaluating your competitor's costs as well as determining the competitiveness of your own costs.

             Table G14: Unit Cost Summary (Mills/kWh) for 1999, DARW

                                            1994      1995      1996      1997      1998      1999
OPERATING EXPENSES
Minnesota Power                            40.65     19.35     20.03     20.30     19.74     19.56
Primergy                                   38.23     25.30     25.21     25.50     23.94     23.74
Otter Tail Power                           36.25     23.53     20.54     20.61     20.93     22.64
Wisconsin Power and Light                  42.49     27.23     25.25     24.81     23.12     23.42
Interstate/IES Utilities                   56.00     55.26     33.96      0.00      0.00      0.00
North/South Dakota                        100.29     56.44     45.55     35.61     25.79     18.41
Central Illinois Light Co.                 56.22     70.10     75.87     68.56     47.50     33.39
Union Electric                             42.09     28.56     29.44      0.00      0.00      0.00
Commonwealth Edison                        46.76     24.95     24.66     24.61     25.80     28.01
Illinois Power                             55.56     38.63     32.99     29.47     26.46     24.31
American Electric Power                    33.55     21.47     21.14     20.27     20.50     21.28
Cinergy                                    36.35     24.45     23.59     25.71     25.16     25.51
Iowa Illinois Gas & Electric               72.01     47.30     35.17     32.51     27.34     24.27
Canada                                     16.46     13.13     12.73     11.03     10.68     12.17
Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00

FUEL COSTS
Minnesota Power                            11.18     11.84     12.88     11.15     11.10     11.14
Primergy                                   10.08     10.73      9.94      8.93      9.45      9.69
Otter Tail Power                           11.60     11.63     11.79     11.88     11.98     12.16
Wisconsin Power and Light                  12.48     10.81     11.07     11.50     11.34     11.45
Interstate/IES Utilities                   13.11     12.42     14.03      0.00      0.00      0.00
North/South Dakota                         11.48     10.81     11.24     11.49     11.71     12.16
Central Illinois Light Co.                 17.32     18.34     19.43     20.61     19.74     18.46
Union Electric                             11.90     12.00     11.06      0.00      0.00      0.00
Commonwealth Edison                        11.07      4.89      4.76      4.85      5.53      6.12
Illinois Power                             13.32     12.89     13.68     13.70     13.93     14.13
American Electric Power                    14.16     13.32     13.54     13.71     13.90     13.93
Cinergy                                    14.21     13.83     14.31     14.33     14.27     14.31
Iowa Illinois Gas & Electric               10.04      8.57     10.98     10.78     11.18     11.41
Canada                                      2.95      3.39      2.94      1.96      1.83      2.02
Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00

O&M COSTS
Minnesota Power                             4.36      4.09      3.59      3.97      4.01      3.97
Primergy                                    7.62      7.36      7.93      8.95      8.55      8.30
Otter Tail Power                            4.79      4.70      4.42      4.40      4.38      4.35
Wisconsin Power and Light                   5.51      5.43      5.39      5.36      5.50      5.51
Interstate/IES Utilities                    6.68     12.50      6.93      0.00      0.00      0.00
North/South Dakota                          5.59      5.43      5.30      5.28      5.16      5.02
Central Illinois Light Co.                  4.56      7.24      9.37     10.73      9.48      7.36
Union Electric                              6.42      6.96      7.63      0.00      0.00      0.00
Commonwealth Edison                        12.95     11.86     11.51     11.48     11.78     11.98
Illinois Power                              7.24      8.38      7.69      7.67      7.50      7.27
American Electric Power                     5.89      5.85      5.56      5.30      5.02      4.97
Cinergy                                     4.13      3.59      3.60      4.49      4.77      4.56
Iowa Illinois Gas & Electric               13.56     11.84      8.45      8.94      8.27      7.82
Canada                                      4.88      4.92      4.56      4.19      4.13      4.23
Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00

PURCHASE COSTS
Minnesota Power                            19.97      0.00      0.00      0.00     41.14      0.00
Primergy                                   25.15      0.00      0.00      0.00      0.00      0.00
Otter Tail Power                           14.95     26.92     21.96     22.13     23.59     31.21
Wisconsin Power and Light                  21.33      0.00      0.00      0.00      0.00      3.92
Interstate/IES Utilities                   26.03     37.13      0.00      0.00      0.00      0.00
North/South Dakota                         24.70      0.00      0.00     41.22     48.51     79.16
Central Illinois Light Co.                 26.60     37.13     39.65     40.92     48.07      0.00
Union Electric                             18.69     30.34     28.88      0.00      0.00      0.00
Commonwealth Edison                        42.07      0.00      0.00      0.00      0.00      0.00
Illinois Power                             16.74     37.28      0.00      0.00      0.00      0.00
American Electric Power                    31.34     35.63     33.13     34.82     27.68     31.75
Cinergy                                    19.24      0.00      0.00      0.00      0.00      0.00
Iowa Illinois Gas & Electric               16.75     26.86     29.62      0.00      0.00      0.00
Canada                                     16.94      0.00      0.00      0.00      0.00      0.00
Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00

OTHER COSTS
Minnesota Power                            10.82      3.41      3.56      5.18      4.63      4.45
Primergy                                   15.52      7.20      7.34      7.62      5.94      5.75
Otter Tail Power                            8.82      5.97      2.75      2.73      2.58      2.20
Wisconsin Power and Light                  20.62     11.00      8.79      7.95      6.27      6.46
Interstate/IES Utilities                   25.43     30.35     13.00      0.00      0.00      0.00
North/South Dakota                         75.97     40.20     29.01     18.84      8.92      1.23
Central Illinois Light Co.                 32.67     44.52     47.05     37.19     18.25      7.56
Union Electric                             18.90      9.59     10.68      0.00      0.00      0.00
Commonwealth Edison                        20.95      8.20      8.39      8.28      8.49      9.91
Illinois Power                             32.33     17.35     11.61      8.11      5.03      2.91
American Electric Power                     5.52      2.10      1.96      1.19      0.87      0.23
Cinergy                                    16.73      7.03      5.69      6.89      6.12      6.64
Iowa Illinois Gas & Electric               46.03     26.90     15.75     12.79      7.90      5.04
Canada                                      8.39      4.82      5.23      4.88      4.72      5.93
Independent Power Producer                  0.00      0.00      0.00      0.00      0.00      0.00

TABLE G15: TRANSMISSION CONSTRAINTS

PURPOSE: Table G15 charts the flow of electricity across critical transmission lines. Calculated are transmission flows and generation constrained off or on.

USE: This is the summary for transmission constraints and it is used to check for unexplained sales changes.

IMPORTANT DEFINITIONS:

GENERATION CONSTRAINED OFF: Generation forced off-line due to transmission constraints

GENERATION CONSTRAINED ON: Generation forced on-line because transmission constraints prohibited transmission of power from outside the region.

             Table G15: Transmission Constraints (MW) for 1999, DARW

                                                   1994      1995      1996      1997      1998      1999
  Demand at Peak Hour
MAPP Canada                                       6,334     6,414     6,473     6,539     6,580     6,578
MAPP US                                          12,830    11,958    12,407    12,922    13,531    14,142
MAIN                                             37,644    37,153    38,106    39,359    40,683    41,797
ECAR                                             35,463    35,815    36,641    37,690    38,715    39,673

  Generation at Peak Hour
MAPP Canada                                       6,142     5,803     5,803     5,803     5,803     6,214
MAPP US                                          12,568    14,019    14,527    15,108    15,758    15,955
MAIN                                             35,681    38,551    39,345    41,100    43,676    42,868
ECAR                                             33,834    33,151    34,160    34,670    34,364    37,236

  Flows Out of the Region
MAPP Canada                                           0         0         0         0         0         0
MAPP US                                               0     2,061     2,121     2,186     2,227     1,813
MAIN                                                  0     1,398     1,239     1,741     2,993     1,071
ECAR                                                  0         0         0         0         0         0

  Flows Into the Region
MAPP Canada                                         192       611       671       736       777       363
MAPP US                                             262         0         0         0         0         0
MAIN                                              1,964         0         0         0         0         0
ECAR                                              1,629     2,664     2,481     3,021     4,351     2,438

  Unconstrained Generation
MAPP Canada                                       6,142     5,803     5,803     5,803     5,803     6,145
MAPP US                                          12,568    15,544    14,640    15,649    16,435    16,489
MAIN                                             35,681    37,027    39,345    40,574    42,999    42,868
ECAR                                             33,834    33,151    34,047    34,655    34,364    36,771

  Generation Constrained Off
MAPP Canada                                           0         0         0         0         0         0
MAPP US                                               0     1,525       113       541       677       534
MAIN                                                  0         0         0         0         0         0
ECAR                                                  0         0         0         0         0         0

  Generation Constrained On
MAPP Canada                                           0         0         0         0         0        69
MAPP US                                               0         0         0         0         0         0
MAIN                                                  0     1,525         0       526       677         0
ECAR                                                  0         0       113        14         0       465

  Nameplate Generating Capacity
MAPP Canada                                       7,581     7,691     7,691     7,691     7,691     7,691
MAPP US                                          16,689    20,680    20,680    20,680    20,680    20,680
MAIN                                             48,181    52,894    52,894    52,894    52,894    52,894
ECAR                                             34,994    40,925    43,725    43,725    43,725    43,725

  Nameplate Transmission Line Capacity
MAPP Canada to US                                 1,520     1,520     1,520     1,520     1,520     1,520
MAPP to MAIN                                      1,450     1,450     1,450     1,450     1,450     1,450
MAIN to ECAR                                      5,200     5,200     5,200     5,200     5,200     5,200

  Transmission Flows (Eastbound)
MAPP Canada to US                                     0         0         0         0         0         0
MAPP to MAIN                                          0     1,450     1,450     1,450     1,450     1,450
MAIN to ECAR                                      1,629     2,664     2,481     3,021     4,351     2,438

  Transmission Flows (Westbound)
MAPP Canada to US                                   192       611       671       736       777       363
MAPP to MAIN                                        454         0         0         0         0         0
MAIN to ECAR                                          0         0         0         0         0         0

  Transmission Capacity Available (Eastbound)
MAPP Canada to US                                 1,712     2,131     2,191     2,256     2,297     1,883
MAPP to MAIN                                      1,904         0         0         0         0         0
MAIN to ECAR                                      3,571     2,536     2,719     2,179       849     2,763

  Transmission Capacity Available (Westbound)
MAPP Canada to US                                 1,328       909       849       784       743     1,157
MAPP to MAIN                                        996     2,900     2,900     2,900     2,900     2,900
MAIN to ECAR                                      6,829     7,864     7,681     8,221     9,551     7,638